As filed with the Securities and Exchange Commission on August 20, 2001

                                  Securities Act Registration No. 333-
                                  Investment Company Registration No. 811-10331

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM N-2

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  |X|
                      Pre-Effective Amendment No.                |_|
                      Post-Effective Amendment No.               |_|
                                   and/or
                        REGISTRATION STATEMENT UNDER
                   THE INVESTMENT COMPANY ACT OF 1940            |X|
                            AMENDMENT NO. 5                      |X|


                BlackRock California Municipal Income Trust
      (Exact Name of Registrant as Specified In Declaration of Trust)

                            100 Bellevue Parkway
                         Wilmington, Delaware 19809
                  (Address of Principal Executive Offices)

                               (888) 825-2257
            (Registrant's Telephone Number, including Area Code)

                      Ralph L. Schlosstein, President
                BlackRock California Municipal Income Trust
                              345 Park Avenue
                          New York, New York 10154
                  (Name and Address of Agent for Service)


                                 Copies to:

        Michael K. Hoffman, Esq.                   Cynthia G. Cobden, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP          Simpson Thacher & Bartlett
           Four Times Square                         425 Lexington Avenue
        New York, New York 10036                   New York, New York 10017


         Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.


      CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


                                   Proposed        Proposed
                      Amount       Maximum         Maximum          Amount of
Title of Securities   Being     Offering Price Aggregate Offering  Registration
Being Registered    Registered     per Unit        Price(1)            Fee
-------------------------------------------------------------------------------
Preferred Shares,       40         $25,000         1,000,000            $250
$.001 par value.
===============================================================================

(1)     Estimated solely for the purpose of calculating the registration fee.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.



                BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST

                           CROSS REFERENCE SHEET

                            Part A -- Prospectus


           Items in Part A of Form N-2                 Location in Prospectus
           ---------------------------                 ----------------------
Item 1.  Outside Front Cover.......................... Cover page
Item 2.  Inside Front and Outside Back Cover Page..... Cover page
Item 3.  Fee Table and Synopsis....................... Prospectus Summary
Item 4.  Financial Highlights......................... Financial Highlights
                                                       (unaudited)
Item 5.  Plan of Distribution......................... Cover Page; Prospectus
                                                       Summary; Underwriting
Item 6.  Selling Shareholders......................... Not Applicable
Item 7.  Use of Proceeds.............................. Use of Proceeds; The
                                                       Trust's  Investments
Item 8.  General Description of the Registrant........ The Trust; The Trust's
                                                       Investments; Risks;
                                                       Description of Preferred
                                                       Shares; Certain
                                                       Provisions in the
                                                       Agreement and
                                                       Declaration of Trust
Item 9.  Management................................... Management of the Trust;
                                                       Custodian and Transfer
                                                       Agent; Auction Agent
Item 10. Capital Stock, Long-Term Debt, and Other
         Securities................................... Description of Preferred
                                                       Shares; Description of
                                                       Common Shares; Certain
                                                       Provisions in the
                                                       Agreement and
                                                       Declaration of Trust;
                                                       Tax Matters
Item 11. Defaults and Arrears on Senior Securities.... Not Applicable
Item 12. Legal Proceedings............................ Legal Opinions
Item 13. Table of Contents of the Statement of
         Additional Information....................... Table of Contents for
                                                       the Statement of
                                                       Additional Information



              Part B -- Statement of Additional Information


Item 14.    Cover Page................................ Cover Page
Item 15.    Table of Contents......................... Cover Page
Item 16.    General Information and History........... Not Applicable
Item 17.    Investment Objective and Policies......... Investment Objective
                                                       and Policies; Investment
                                                       Policies and Techniques;
                                                       other Investment
                                                       Policies and Techniques;
                                                       Portfolio Transactions
Item 18.    Management................................ Management of the Trust;
                                                       Portfolio Transactions
                                                       and Brokerage
Item 19.    Control Persons and Principal Holders of
            Securities................................ Management of the Trust
Item 20.    Investment Advisory and Other Services.... Management of the Trust;
                                                       Experts
Item 21.    Brokerage Allocation and Other Practices.. Portfolio Transactions
                                                       and Brokerage
Item 22.    Tax Status................................ Tax Matters
Item 23.    Financial Statements...................... Report of Independent
                                                       Auditors; Financial
                                                       Highlights (unaudited)



                        Part C -- Other Information

Items 24-33 have been answered in Part C of this Registration Statement



The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

        SUBJECT TO COMPLETION, DATED AUGUST 20, 2001 PROSPECTUS LOGO

                                     $
                BlackRock California Municipal Income Trust
             Municipal Auction Rate Cumulative Preferred Shares
                            ("Preferred Shares")
                               Shares, Series
                               Shares, Series
                  Liquidation Preference $25,000 per share
                             ------------------

         Investment Objective. BlackRock California Municipal Income Trust (the "Trust") is a recently organized, non- diversified, closed-end management investment company. The Trust's investment objective is to provide current income exempt from regular Federal income tax and California income taxes.

         Portfolio Contents. The Trust will invest primarily in municipal bonds that pay interest that is exempt from regular Federal income tax and California income taxes. The Trust will invest in municipal bonds that, in the opinion of the Trust's investment advisor and sub-advisor, are underrated or undervalued. Under normal market conditions, the Trust expects to be fully invested in these tax-exempt municipal bonds. The Trust will invest at least 80% of its total assets in municipal bonds that at the time of investment are investment grade quality. Investment grade quality bonds are bonds rated within the four highest grades (Baa or BBB or better by Moody's Investors Service, Inc. ("Moody's"), Standard & Poors Ratings Group ("S&P") or Fitch IBCA, Inc. ("Fitch")) or bonds that are unrated but judged to be of comparable quality by the Trust's investment advisor and sub-advisor. The Trust may invest up to 20% of its total assets in municipal bonds that at the time of investment are rated Ba/BB or B by Moody's, S&P or Fitch or bonds that are unrated but judged to be of comparable quality by the Trust's investment advisor and sub- advisor. Bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to have a dollar weighted average maturity of 15 years or more under current market conditions. The Trust cannot ensure that it will achieve its investment objective.

                             ------------------

         Investing in the Preferred Shares involves certain risks. See "Risks" beginning on page . The minimum purchase amount of the Preferred Shares is $25,000.

         Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             ------------------


                                      Per Share             Total
                                      ---------             -----
Public Offering Price                 $ 25,000        $
Sales Load                            $               $
Proceeds to Fund (before expenses)    $               $

         The underwriters are offering the Preferred Shares subject to various conditions. The underwriters expect to deliver the Preferred Shares to purchasers, in book-entry form, through the facilities of The Depository Trust Company on or about , 2001.

                             ------------------



              , 2001





         You should read the prospectus, which contains important information about the Trust, before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated , 2001, containing additional information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page of this prospectus, by calling (888) 825-2257 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the Securities and Exchange Commission web site (http://www.sec.gov)

         The Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

         The Trust is offering shares of Series Municipal Auction Rate Cumulative Preferred Shares and shares of Series Municipal Auction Rate Cumulative Preferred Shares. The shares are referred to in this prospectus as "Preferred Shares." The Preferred Shares have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The Preferred Shares also have priority over the Trust's common shares as to distribution of assets as described in this prospectus. It is a condition of closing this offering that the Preferred Shares be offered with a rating of "Aaa" from Moody's and "AAA" from S&P.

         The dividend rate for the initial dividend rate period will be % for Series and % for Series . The initial rate period is from the date of issuance through , 2001 for Series and , 2001 for Series . For subsequent rate periods, Preferred Shares pay dividends based on a rate set at auction, usually held weekly. Prospective purchasers should carefully review the auction procedures described in this prospectus and should note:
(1) a buy order (called a "bid order") or sell order is a commitment to buy or sell Preferred Shares based on the results of an auction; (2) auctions will be conducted by telephone; and (3) purchases and sales will be settled on the next business day after the auction.

         Preferred Shares are not listed on an exchange. You may only buy or sell Preferred Shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Trust or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.

         Dividends on Preferred Shares, to the extent payable from tax-exempt income earned on the Trust's investments, will be exempt from regular Federal income tax in the hands of owners of such shares. All or a portion of the Trust's dividends may be subject to the Federal alternative minimum tax. The Fund is required to allocate net capital gains and other taxable income, if any, proportionately between common and preferred shares, including the Preferred Shares, based on the percentage of total dividends distributed to each class for that year. The Trust may at its election give notice of the amount of any income subject to Federal income tax to be included in a dividend on a Preferred Share in advance of the related auction. If the Trust does not give such advance notice, it generally will be required to pay additional amounts to holders of Preferred Shares in order to adjust for their receipt of income subject to Federal income tax.

         You should rely only on the information contained or incorporated by reference in this prospectus. The Trust has not authorized anyone to provide you with different information. The Trust is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus.

                            --------------------

                             TABLE OF CONTENTS

                                                                           age

PROSPECTUS SUMMARY...........................................................4
FINANCIAL HIGHLIGHTS (Unaudited).............................................8
THE TRUST....................................................................9
USE OF PROCEEDS..............................................................9
CAPITALIZATION (Unaudited)..................................................10
PORTFOLIO COMPOSITION.......................................................10
THE TRUST'S INVESTMENTS.....................................................11
RISKS    ...................................................................13
MANAGEMENT OF THE TRUST.....................................................16
DESCRIPTION OF PREFERRED SHARES.............................................19
THE AUCTION.................................................................25
DESCRIPTION OF COMMON SHARES................................................29
CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST................29
REPURCHASE OF COMMON SHARES.................................................30
TAX MATTERS.................................................................31
UNDERWRITING................................................................31
CUSTODIAN AND TRANSFER AGENT; AUCTION AGENT.................................32
LEGAL OPINIONS..............................................................32
AVAILABLE INFORMATION.......................................................33
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION...............34

APPENDIX A - TAX EQUIVALENT YIELD TABLE....................................A-1

                            --------------------

                      PRIVACY PRINCIPLES OF THE TRUST

         The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

         Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

         The Trust restricts access to non-public personal information about its shareholders to employees of the Trust's investment advisor and its affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

                             PROSPECTUS SUMMARY

         This is only a summary. This summary may not contain all of the information that you should consider before investing in our Preferred Shares. You should read the more detailed information contained in this prospectus, the Statement of Additional Information and the Fund's Statement of Preferences of Municipal Auction Rate Cumulative Preferred Shares (the "Statement") attached as Appendix A to the Statement of Additional Information. Capitalized terms used but not defined in this prospectus shall have the meanings given to such terms in the Statement.


The Trust.............................. BlackRock California Municipal
                                        Income Trust is a recently
                                        organized, diversified, closed-end,
                                        management investment company.
                                        Throughout the prospectus, we refer
                                        to BlackRock California Municipal
                                        Income Trust simply as the "Trust"
                                        or as "we," "us" or "our." The
                                        Trust is designed to provide tax
                                        benefits to investors who are
                                        residents of California. See "The
                                        Trust." The Trust's common shares
                                        are traded on the New York Stock
                                        Exchange under the symbol "BFZ".
                                        See "Description of Common Shares."
                                        As of , 2001, the Trust had common
                                        shares outstanding and net assets
                                        of $ .

Investment Objective................... The Trust's investment objective is to provide current income exempt
                                        from regular Federal income tax and
                                        California income taxes.

Investment Policies.................... The Trust will invest primarily in municipal bonds that pay interest
                                        that is exempt from regular Federal
                                        income tax and California income
                                        taxes. The Trust will invest in
                                        municipal bonds that, in the
                                        opinion of BlackRock Advisors, Inc.
                                        ("BlackRock Advisors" or the
                                        "Advisor") and BlackRock Financial
                                        Management, Inc. ("BlackRock
                                        Financial Management" or the "Sub-
                                        Advisor") are underrated or
                                        undervalued. Underrated municipal
                                        bonds are those whose ratings do
                                        not, in the Advisor's or
                                        Sub-Advisor's opinion, reflect
                                        their true creditworthiness.
                                        Undervalued municipal bonds are
                                        bonds that, in the Advisor's or
                                        Sub-Advisor's opinion, are worth
                                        more than the value assigned to
                                        them in the marketplace. Under
                                        normal market conditions, the Trust
                                        expects to be fully invested in
                                        these tax-exempt municipal bonds.
                                        The Trust will invest at least 80%
                                        of its total assets in municipal
                                        bonds that at the time of
                                        investment are investment grade
                                        quality. Investment grade quality
                                        bonds are bonds rated within the
                                        four highest grades (Baa or BBB or
                                        better by Moody's, S&P or Fitch) or
                                        bonds that are unrated but judged
                                        to be of comparable quality by the
                                        Advisor and the Sub-Advisor. The
                                        Trust may invest up to 20% of its
                                        total assets in municipal bonds
                                        that at the time of investment are
                                        rated Ba/BB or B by Moody's, S&P or
                                        Fitch or bonds that are unrated but
                                        judged to be of comparable quality
                                        by the Advisor and the Sub-Advisor.
                                        Bonds of below investment grade
                                        quality are regarded as having
                                        predominately speculative
                                        characteristics with respect to the
                                        issuer's capacity to pay interest
                                        and repay principal, and are
                                        commonly referred to as "junk
                                        bonds." The Trust intends to invest
                                        primarily in long-term bonds and
                                        expects bonds in its portfolio to
                                        have a dollar weighted average
                                        maturity of 15 years or more under
                                        current market conditions. The
                                        Trust cannot ensure that it will
                                        achieve its investment objective.
                                        See "The Trust's Investments."

Investment Advisor..................... BlackRock Advisors will be the
                                        Trust's investment advisor and
                                        BlackRock Advisors' affiliate,
                                        BlackRock Financial Management,
                                        will provide certain day-to-day
                                        investment management services to
                                        the Trust. Throughout the
                                        prospectus, we sometimes refer to
                                        BlackRock Advisors and BlackRock
                                        Financial Management collectively
                                        as "BlackRock."

The Offering........................... The Trust is offering shares of
                                        Series Preferred Shares and shares
                                        of Series Preferred Shares, each at
                                        a purchase price of $25,000 per
                                        share. Preferred Shares are being
                                        offered by the underwriters listed
                                        under "Underwriting."

Risk Factors Summary................... Risk is inherent in all investing.
                                        Therefore, before investing in the
                                        Preferred Shares you should
                                        consider certain risks carefully.
                                        The primary risks of investing in
                                        the Preferred Shares are:

                                             o   if an auction fails you
                                                 may not be able to sell
                                                 some or all of your
                                                 shares;

                                             o   because of the nature of
                                                 the market for Preferred
                                                 Shares, you may receive
                                                 less than the price you
                                                 paid for your shares if
                                                 you sell them outside of
                                                 the auction, especially
                                                 when market interest rates
                                                 are rising;

                                             o   a rating agency could
                                                 downgrade the rating
                                                 assigned to the Preferred
                                                 Shares, which could affect
                                                 liquidity;

                                             o   the Trust may be forced to
                                                 redeem your shares to meet
                                                 regulatory or rating
                                                 agency requirements or may
                                                 voluntarily redeem your
                                                 shares in certain
                                                 circumstances;

                                             o   in extraordinary
                                                 circumstances, the Trust
                                                 may not earn sufficient
                                                 income from its
                                                 investments to pay
                                                 dividends;

                                             o   if interest rates rise,
                                                 the value of the Trust's
                                                 investment portfolio will
                                                 decline, reducing the
                                                 asset coverage for the
                                                 Preferred Shares;

                                             o   if an issuer of a
                                                 municipal bond in which
                                                 the Trust invests
                                                 experiences financial
                                                 difficulty or defaults,
                                                 there may be a negative
                                                 impact on the income and
                                                 net asset value of the
                                                 Trust's portfolio; and

                                              o  the Trust may invest up to
                                                 20% of its total assets in
                                                 securities that are below
                                                 investment grade quality
                                                 which are regarded as
                                                 having predominately
                                                 speculative
                                                 characteristics with
                                                 respect to the issuer's
                                                 capacity to pay interest
                                                 and principal.

                                        For additional risks of investing
                                        in the Trust, see "Risks" below.

Trading Market......................... Preferred Shares are not listed on an exchange. Instead, you may buy
                                        or sell the Preferred Shares at an
                                        auction that normally is held
                                        weekly, by submitting orders to a
                                        broker-dealer that has entered into
                                        an agreement with the auction agent
                                        and the Trust (a "Broker-Dealer"),
                                        or to a broker-dealer that has
                                        entered into a separate agreement
                                        with a Broker-Dealer. In addition
                                        to the auctions, Broker-Dealers and
                                        other broker-dealers may maintain a
                                        secondary trading market in
                                        Preferred Shares outside of
                                        auctions, but may discontinue this
                                        activity at any time. There is no
                                        assurance that a secondary market
                                        will provide shareholders with
                                        liquidity. You may transfer shares
                                        outside of auctions only to or
                                        through a Broker-Dealer or a
                                        broker-dealer that has entered into
                                        a separate agreement with a
                                        Broker-dealer.

                                        The table below shows the first
                                        auction date for each series of
                                        Preferred Shares and the day on
                                        which each subsequent auction will
                                        normally be held for each series of
                                        Preferred Shares. The first auction
                                        date for each series of Preferred
                                        Shares will be the business day
                                        before the dividend payment date
                                        for the initial rate period for
                                        each series of Preferred Shares.
                                        The start date for subsequent rate
                                        periods will normally be the
                                        business day following auction date
                                        unless the then-current rate period
                                        is a special rate period or the
                                        first day of the subsequent rate
                                        period is not a business day.

                                        Series First Auction Date* Subsequent
                                        ------ ------------------  ----------
                                        ______       ______          ______
                                        ______       ______          ______
                                        ____________________
                                        * All Dates are 2001.

Dividends and Rate Periods............. The table below shows the dividend rate for the initial rate period on
                                        the Preferred Shares offered in
                                        this prospectus. For subsequent
                                        rate periods, Preferred Shares will
                                        pay dividends based on a rate set
                                        at auctions, normally held weekly.
                                        In most instances, dividends are
                                        also paid weekly, on the day
                                        following the end of the rate
                                        period. The rate set at auction
                                        will not exceed the Maximum Rate.
                                        See "Description of Preferred
                                        Shares-- Dividends and Dividend
                                        Periods." The table below also
                                        shows the date from which dividends
                                        on the Preferred Shares will
                                        accumulate at the initial rate, the
                                        dividend payment date for the
                                        initial rate period and the day on
                                        which dividends will normally be
                                        paid. If the day on which dividends
                                        otherwise would be paid is not a
                                        business day, then your dividends
                                        will be paid on the first business
                                        day that falls after that day.
                                        Finally, the table below shows the
                                        number of days of the initial rate
                                        period for the Preferred Shares.
                                        Subsequent rate periods generally
                                        will be seven days. The dividend
                                        payment date for special rate
                                        periods of more than seven days
                                        will be set out in the notice
                                        designating a special rate period.
                                        See "Description of Preferred
                                        Shares -- Dividends and Dividend
                                        Periods -- Designation of Special
                                        Rate Periods."




                                         Dividend
                            Date of       Payment     Subsequent    Number of
               Initial   Accumulation     Date for     Dividend      Days of
              Dividend    at Initial    Initial Rate    Payment    Initial Rate
                Rate         Rate*        Period*         Day         Period
                ----         ----         ------          ---         ------
____   ...      ____         ____          ____          ____          ____
____   ...      ____         ____          ____          ____          ____

* All Dates are 2001.



Special Tax Considerations............. Because under normal circumstances the Trust will invest substantially
                                        all of its assets in municipal
                                        bonds that pay interest that is
                                        exempt from regular Federal income
                                        tax California income taxes, the
                                        income you receive will ordinarily
                                        be exempt from Federal income tax
                                        California income taxes. Your
                                        income may be subject to certain
                                        other local taxes. All or a portion
                                        of the income from these bonds will
                                        be subject to the Federal
                                        alternative minimum tax, so
                                        Preferred Shares may not be a
                                        suitable investment if you are
                                        subject to this tax or would become
                                        subject to such tax by investing in
                                        Preferred Shares. Taxable income or
                                        gain earned by the Trust will be
                                        allocated proportionately to
                                        holders of Preferred Shares and
                                        common shares, based on the
                                        percentage of total dividends paid
                                        to each class for that year.
                                        Accordingly, certain specified
                                        Preferred Shares dividends may be
                                        subject to income tax on income or
                                        gains attributed to the Trust. The
                                        Trust may at its election give
                                        notice before any applicable
                                        auction of the amount of any
                                        taxable income and gain to be
                                        distributed for the period relating
                                        to that auction. If the Trust does
                                        not provide such notice, the Trust
                                        generally will make shareholders
                                        whole for taxes owing on dividends
                                        paid to shareholders that include
                                        taxable income and gain. See "Tax
                                        Matters" and "Description of
                                        Preferred Shares-- Dividends and
                                        Dividend Periods -- Gross-up
                                        Payments."

Ratings................................ Shares of each series of Preferred
                                        Shares will be issued with a rating
                                        of "Aaa" from Moody's and "AAA"
                                        from S&P. In order to maintain this
                                        rating, the Trust must own
                                        portfolio securities of a
                                        sufficient value and with adequate
                                        credit quality to meet the rating
                                        agencies' guidelines. See
                                        "Description of Preferred Shares--
                                        Rating Agency Guidelines and Asset
                                        Coverage."

Redemption............................. Although the Trust does not ordinarily redeem Preferred Shares,
                                        it may be required to redeem shares
                                        if, for example, the Trust does not
                                        meet an asset coverage ratio
                                        required by law or to correct a
                                        failure to meet a rating agency
                                        guideline in a timely manner. The
                                        Trust voluntarily may redeem
                                        Preferred Shares under certain
                                        conditions. See "Description of
                                        Preferred Shares-- Redemption" and
                                        "Description of Preferred Shares--
                                        Rating Agency Guidelines and Asset
                                        Coverage."

Liquidation Preference................. The liquidation preference for shares of each series of Preferred
                                        Shares will be $25,000 per share
                                        plus accumulated but unpaid
                                        dividends. See "Description of
                                        Preferred Shares -- Liquidation."

Voting Rights.......................... The holders of preferred shares, including Preferred Shares, voting
                                        as a separate class, have the right
                                        to elect at least two trustees of
                                        the Trust at all times. Such
                                        holders also have the right to
                                        elect a majority of the trustees in
                                        the event that two years' dividends
                                        on the preferred shares are unpaid.
                                        In each case, the remaining
                                        trustees will be elected by holders
                                        of common shares and preferred
                                        shares, including Preferred Shares,
                                        voting together as a single class.
                                        The holders of preferred shares,
                                        including Preferred Shares, will
                                        vote as a separate class or classes
                                        on certain other matters as
                                        required under the Trust's
                                        Agreement and Declaration of Trust,
                                        as amended and restated, the
                                        Investment Company Act of 1940 (the
                                        "Investment Company Act") and
                                        Delaware law. See "Description of
                                        Preferred Shares-- Voting Rights,"
                                        "Certain Provisions in the
                                        Agreement and Declaration of Trust"
                                        and "Conversion to Open-End Fund."



                            FINANCIAL HIGHLIGHTS
                                (Unaudited)

         Information contained in the table below under the headings "Per Share Operating Performance," "Ratios to Average Net Assets of Common Shareholders" and "Supplemental Data" shows the unaudited operating performance of the Trust from the commencement of the Trust's investment operations on July 31, 2001 through , 2001. Since the Trust was recently organized and commenced investment operations on July 31, 2001, the table covers less than weeks of operations, during which a substantial portion of the Trust's portfolio was held in temporary investments pending investment in municipal securities that meet the Trust's investment objectives and policies. Accordingly, the information presented may not provide a meaningful picture of the Trust's future operating performance.


Per Share Operating Performance:
         Net asset value, beginning of period........................
                                                                     ----------
         Net investment income.......................................$
                                                                     ----------
         Net realized and unrealized gain/loss on investments........
         Net increase/decrease from investment operations............
                                                                     ----------
         Dividends and distributions.................................
Capital charge with respect to issuance of common shares.............
Net asset value, end of period*......................................$
                                                                     ==========
Per share market value, end of period*...............................$
Total Investment Return+.............................................      %
                                                                     ==========
Ratios to Average Net Assets of Common Shareholders: ++
         Operating Expenses #........................................      %+++
         Net investment income.......................................      %+++
Supplemental Data:
         Average net assets of common shareholders (in thousands)....$
         Portfolio turnover..........................................      %
-----------
* Net asset value and market value are published in Barron's each Saturday, The New York Times and The Wall Street Journal each
         Monday.
+        Total investment return is calculated assuming a purchase of common shares at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for periods of less than one year are not annualized.
++       Ratios are calculated on the basis of income and expenses to average net assets.
+++      Annualized.
# The ratio of operating expenses, without giving effect to "advisory fee waiver," to average net assets was 0. %+++ for the period indicated above.

         The information above represents the unaudited operating performance of a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the Trust's unaudited financial statements for the period July 31, 2001 through , 2001 included in the statement of additional information and market value data for the Trust's shares.



                                 THE TRUST

         The Trust is a recently organized, non-diversified, closed-end, management investment company registered under the Investment Company Act. The Trust was organized as a Delaware business trust on March 30, 2001 pursuant to an Agreement and Declaration of Trust, as later amended and restated, governed by the laws of the Stare of Delaware. On July 31, 2001, the Trust issued an aggregate of 13,000,000 common shares of beneficial interest, par value $.001 per share, pursuant to the initial public offering and commenced its investment operations. The Trust's common shares are traded on the New York Stock Exchange (the "Exchange") under the symbol "BFZ". The Trust's principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (888) 825-2257. The Trust is designed to provide tax benefits to investors who are residents of California for tax purposes.

         The following provides information about the Trust's outstanding shares as of , 2001:


                                               Amount held by
                                    Amount    the Trust or for    Amount
Title of Class                    Authorized    its Account    Outstanding
--------------                    ----------    -----------    -----------
Common..........................  Unlimited          0          13,000,000
Preferred.......................  Unlimited          0              0
Series   .......................                     0              0
Series   .......................                     0              0


                              USE OF PROCEEDS

         The net proceeds of this offering will be approximately $ after payment of the sales load and estimated offering costs. The Trust will invest the net proceeds of the offering in accordance with the Trust's investment objective and policies as stated below. We currently anticipate that the Trust will be able to invest substantially all of the net proceeds in municipal bonds that meet the Trust's objective and policies at or shortly (within six to eight weeks) after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short- term, tax-exempt or taxable investment grade securities.


                               CAPITALIZATION
                                (Unaudited)

         The following table sets forth the capitalization of the Trust as of , 2001, and as adjusted to give effect to the issuance of the Preferred Shares offered hereby.





                                                                          Actual     As Adjusted
                                                                       -----------  ------------

Shareholder's Equity:
  Preferred Shares, $.001 par value, $25,000 stated value per share, at liquidation value; unlimited shares authorized (no shares issued;
                  shares issued, as adjusted)......................... $ --         $
  Common shares, $.001 par value per share; unlimited shares authorized, 13,000,000 shares outstanding*......................
Paid-in surplus.......................................................
Balance of undistributed net investment income........................
  Accumulated net realized gain/loss from investment transactions.....  ( )         ( )
  Net unrealized appreciation/depreciation of investments.............  ( )         ( )
                                                                       -----------  ------------
  Net assets..........................................................
                                                                       ===========  ============
----------
* None of these outstanding shares are held by or for the account of the
Trust.



                           PORTFOLIO COMPOSITION

         As of , 2001, approximately % of the market value of the Trust's portfolio was invested in long-term municipal securities and approximately % of the market value of the Trust's portfolio was invested in short-term municipal securities. The following table sets forth certain information with respect to the composition of the Trust's investment portfolio as of , 2001, based on the highest rating assigned.


Credit Rating                          Value                Percent
-------------
                                   --------------        --------------
AAA/Aaa*...........................$                                  %
AA/Aa..............................                                   %
A/A................................                                   %
BBB/Baa............................                                   %
BB/Ba..............................                                   %
Unrated+...........................                                   %
Short-Term.........................                                   %
                                   --------------        --------------
         TOTAL.....................                              100.0%
                                   ==============        ==============
----------
* Includes securities that are backed by an escrow or trust containing sufficient U.S. Government Securities to ensure the timely payment of principal and interest.
+ Refers to securities that have not been rated by Moody's, S&P or Fitch, but that have been assessed by BlackRock Financial Management as being of comparable credit quality to rated securities in which the Trust may invest. See "The Trust's Investments-- Investment Objective and Policies."


                          THE TRUST'S INVESTMENTS

Investment Objective and Policies

         The Trust's investment objective is to provide current income exempt from regular Federal income tax and California income taxes.

         The Trust will invest primarily in municipal bonds that pay interest that is exempt from regular Federal income tax and California income taxes. Under normal market conditions, the Trust expects to be fully invested (at least 95% of its net assets) in such tax-exempt municipal bonds, in which the Trust generally will invest at least 80% of its total assets. Under normal market conditions, the Trust will invest at least 80% of its total assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or are unrated but judged to be of comparable quality by BlackRock. Municipal bonds rated Baa by Moody's are investment grade, but Moody's considers municipal bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for municipal bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for higher grade municipal bonds. The Trust may invest up to 20% of its total assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by BlackRock. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as "junk bonds." Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. These credit quality policies apply only at the time a security is purchased, and the Trust is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, BlackRock may consider such factors as BlackRock's assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. Appendix B to the Statement of Additional Information contains a general description of Moody's, S&P's and Fitch's ratings of municipal bonds. See "Risks" below for a general description of the economic and credit characteristics of municipal issuers in California. The Trust may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Trust may invest directly and in tax-exempt preferred shares that pay dividends exempt from regular Federal income tax. Subject to the Trust's policy of investing at least 80% of its total assets in municipal bonds exempt from California income tax, the Trust may invests in securities that pay interest that is not exempt from California y income tax when, in the judgement of BlackRock, the return to the shareholders after payment of applicable California income taxes would be higher than the return available from comparable securities that pay interest that is, or make other distributions that are, exempt from California income tax. See "-- Other Investment Companies," and "-- Tax-Exempt Preferred Shares."

         The Trust will invest in municipal bonds that, in BlackRock's opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in BlackRock's opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of BlackRock, are worth more than the value assigned to them in the marketplace. BlackRock may at times believe that bonds associated with a particular municipal market sector (for example, electrical utilities), or issued by a particular municipal issuer, are undervalued. BlackRock may purchase those bonds for the Trust's portfolio because they represent a market sector or issuer that BlackRock considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Trust's investment in underrated or undervalued municipal bonds will be based on BlackRock's belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Trust will generally result in capital gains distributions subject to Federal capital gains tax.

         The Trust may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Trust's income. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Trust may purchase insured bonds and may purchase insurance for bonds in its portfolio.

         During temporary defensive periods, including the period during which the net proceeds of this offering are being invested, and in order to keep the Trust's cash fully invested, the Trust may invest up to 100% of its net assets in liquid, short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Trust may not achieve its investment objective under these circumstances. The Trust intends to invest in taxable short-term investments only if suitable tax-exempt short-term investments are not available at reasonable prices and yields.

         The Trust cannot change its investment objective without the approval of the holders of a majority of the outstanding common shares and, once the Preferred Shares are issued, the Preferred Shares voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class. A "majority of the outstanding" means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (2) more than 50% of the shares, whichever is less. See "Description of Preferred Shares -- Voting Rights" for additional information with respect to the voting rights of holders of Preferred Shares.

Municipal Bonds

         General. Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. The Trust also may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Trust will only purchase municipal bonds representing lease obligations where BlackRock believes the issuer has a strong incentive to continue making appropriations until maturity.

         The municipal bonds in which the Trust will invest are generally issued by the State of California, political subdivisions of the State, and authorities or other intermediaries of the State and such political subdivisions and pay interest that, in the opinion of bond counsel to the issuer, or on the basis of another authority believed by BlackRock to be reliable, is exempt from regular Federal income tax and California income taxes. BlackRock will not conduct its own analysis of the tax status of the interest paid by municipal bonds held by the Trust. The Trust may also invest in municipal bonds issued by United States Territories (such as Puerto Rico or Guam) that are exempt from regular Federal income tax and California income taxes. In addition to the types of municipal bonds described in the prospectus, the Trust may invest in other securities that pay interest that is, or make other distributions that are, exempt from regular Federal income tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. The Trust treats all of such tax-exempt securities as municipal bonds.

         The yields on municipal bonds are dependent on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of bond issuers to meet interest and principal payments.

         The Trust will invest primarily in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 or more years, but the weighted average maturity of obligations held by the Trust may be shortened, depending on market conditions.

         Risks Relating to California Municipal Bonds. Because the Trust invests primarily in a portfolio of California municipal bonds, the Trust is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal bonds than a fund which does not limit its investments to such issuers. These risks include possible legislative, State constitutional or regulatory amendments that may affect the ability of State and local governments or regional governmental authorities to raise money to pay principal and interest on their municipal bonds. Economic, fiscal and budgetary conditions throughout the State may also influence the Trust's performance.

         The following information is a summary of a more detailed description of certain factors affecting California municipal securities which is contained in the Trust's Statement of Additional Information. Investors should obtain a copy of the Statement of Additional Information for a more detailed discussion of such factors. Such information is derived from certain official statements of the State of California published in connection with the issuance of specific California municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Trust and may not apply to all California municipal securities acquired by the Trust. The Trust assumes no responsibility for the completeness or accuracy of such information.

         California State and local government obligations may be adversely affected by political and economic conditions and developments within the State of California and the nation as a whole. With respect to an investment in the Trust, through popular initiative and legislative activity, the ability of the State of California and its local governments to raise money through property taxes and to increase spending has been the subject of considerable debate and change in recent years. Various State Constitutional amendments, for example, have been adopted which have the effect of limiting property tax and spending increases, while legislation has sometimes added to these limitations and has at other times sought to reduce their impact. To date, these Constitutional, legislative and budget developments do not appear to have severely decreased the ability of the State and local governments to pay principal and interest on their obligations. It can be expected that similar types of State legislation or Constitutional proposals will continue to be introduced. The impact of future developments in these areas is unclear.

         During the past year, California has experienced difficulties with the prices of natural gas and electricity in much of the State. These difficulties are likely to continue for several years. Because of capacity constraints in electric generation and transmission, California utilities have been forced to purchase wholesale power at high prices. While the government of California and the Federal Energy Regulatory Commission are considering further actions to deal with the shortcomings of California's energy market, it is not possible to predict what the long-term impact of these developments will be on California's economy. Such fuel and energy issues could have severe adverse effects on the State's economy. In turn, these recent developments regarding energy in California may adversely influence the Trust's performance. For more information regarding these developments, see "Investment Policies and Techniques--Factors Pertaining to California--Recent Developments Regarding Energy" in the Trust's Statement of Additional Information.

         Although revenue obligations of the State of California or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on State and local government finances will not adversely affect the market value of the portfolio of the Trust or the ability of the respective obligors to make timely payments of principal and interest on such obligations.

         The value of California municipal instruments may also be affected by general conditions in the money markets or the municipal bond markets, the levels of Federal income tax rates, the supply of tax-exempt bonds, the credit quality and rating of the issues and perceptions with respect to the level of interest rates.

         There can be no assurance that there will not be a decline in economic condition or that particular California municipal securities in the portfolio of the Trust will not be adversely affected by any changes.

         For more information, see "Investment Policies and Techniques--Factors Pertaining to California" in the Statement of Additional Information.

When-Issued and Forward Commitment Securities

         The Trust may buy and sell municipal bonds on a when-issued basis and may purchase or sell municipal bonds on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, because bonds are subject to market fluctuations, the value of the bonds at the time of delivery may be less or more than cost. A separate account of the Trust will be established with its custodian consisting of cash, or other liquid high grade debt securities having a market value at all times, at least equal to the amount of the commitment.

Other Investment Companies

         The Trust may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Trust may invest directly. The Trust generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Trust receives the proceeds of the offering of its Preferred Shares, or during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market. As a shareholder in an investment company, the Trust will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Trust's advisory and other fees and expenses with respect to assets so invested. Holders of Preferred Shares would therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. BlackRock will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to leverage risks. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Trust. In addition, to the extent the Trust invests in other investment companies, the Trust will be dependent upon the investment and research abilities of persons other than BlackRock. The Trust treats its investments in such open- or closed-end investment companies as investments in municipal bonds.

Tax-Exempt Preferred Shares

         The Trust may also invest up to 10% of its total assets in preferred interests of other investment funds that pay dividends that are exempt from regular Federal income tax. A portion of such dividends may be capital gain distributions subject to Federal capital gains tax. Such funds in turn invest in municipal bonds and other assets that generally pay interest or make distributions that are exempt from regular Federal income tax, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investment in such tax-exempt preferred shares involves many of the same issues as investing in other open- or closed-end investment companies as discussed above. These investments also have additional risks, including liquidity risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds. The Trust treats investments in tax-exempt preferred shares as investments in municipal bonds.


                                   RISKS

         Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in Preferred Shares.

Interest Rate Risk

         Interest rate risk is the risk that bonds, and the Trust's net assets, will decline in value because of changes in interest rates. Generally, municipal bonds will decrease in value when interest rates rise and increase in value when interest rates decline. The Trust issues Preferred Shares, which pay dividends based on short-term interest rates. The Trust then uses the proceeds from the sale of Preferred Shares to buy municipal bonds, which pay interest based on long- term rates. Both long-term and short-term interest rates may fluctuate. If short term interest rates rise, the Preferred Shares dividend rates may rise so that the amount of dividends paid to holders of Preferred Shares exceeds the income from the portfolio securities purchased with the proceeds from the sale of Preferred Shares. Because income from the Trust's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the Preferred Shares offering) is available to pay Preferred Share dividends, however, Preferred Share dividend rates would need to greatly exceed the yield on the Trust's portfolio before the Trust's ability to pay Preferred Share dividends would be impaired. If long-term rates rise, the value of the Trust's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the Preferred Shares.

Auction Risk

         The dividend rate for the Preferred Shares normally is set through an auction process. In the auction, holders of Preferred Shares may indicate the dividend rate at which they would be willing to hold or sell their Preferred Shares or purchase additional Preferred Shares. The auction also provides liquidity for the sale of Preferred Shares. An auction fails if there are more Preferred Shares offered for sale than there are buyers. You may not be able to sell your Preferred Shares at an auction if the auction fails. Also, if you place hold orders (orders to retain Preferred Shares) at an auction only at a specified dividend rate, and that rate exceeds the rate set at the auction, you will not retain your Preferred Shares. Finally, if you buy shares or elect to retain shares without specifying a dividend rate below which you would not wish to buy or continue to hold those shares, you could receive a lower rate of return on your shares than the market rate. See "Description of Preferred Shares" and "The Auction--Auction Procedures."

Secondary Market Risk

         If you try to sell your Preferred Shares between auctions you may not be able to sell any or all of your shares or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Trust has designated a special rate period (a rate period of more than days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for Preferred Shares are not required to maintain this market, and the Trust is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. Preferred Shares are not listed on a stock exchange or the NASDAQ stock market. If you sell your Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction.

Ratings and Asset Coverage Risk

         While Moody's assigns a rating of "Aaa" to the Preferred Shares and S&P assigns a rating of "AAA" to the Preferred Shares, such ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. Moody's or S&P could downgrade Preferred Shares, which may make your shares less liquid at an auction or in the secondary market. If Moody's or S&P downgrades Preferred Shares, the Trust may alter its portfolio or redeem Preferred Shares in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. The Trust may voluntarily redeem Preferred Shares under certain circumstances. See
"Description of Preferred Shares -- Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests the Trust must meet.

Credit Risk

         Credit risk is the risk that an issuer of a municipal bond will become unable to meet its obligation to make interest and principal payments. In general, lower rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Trust's net asset value or dividends. The Trust may invest up to 20% of its total assets in municipal bonds that are rated Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by BlackRock. Bonds rated Ba/BB or B are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and these bonds are commonly referred to as junk bonds. These securities are subject to a greater risk of default. The prices of these lower grade bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market values of lower grade securities tend to be more volatile than is the case for investment grade securities.

State Concentration Risk.

         Because the Trust primarily purchases municipal bonds issued by the State of California or county or local government municipalities or their agencies, districts, political subdivisions or other entities, shareholders may be exposed to additional risks. In particular, the Trust is susceptible to political, economic or regulatory factors affecting issuers of California municipal bonds. There can be no assurance that California will not experience a decline in economic conditions or that the California municipal bonds purchased by the Trust will not be affected by such a decline.

         For a discussion of economic and other conditions in California, see "The Trust's Investments -- Municipal Bonds -- Risks Relating to California Municipal Bonds."


Municipal Bond Market Risk

         Investing in the municipal bond market involves certain risks. The amount of public information available about the municipal bonds in the Trust's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Trust may therefore be more dependent on the analytical abilities of BlackRock than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly the below investment grade bonds in which the Trust may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust's ability to sell its bonds at attractive prices.

         The ability of municipal issuers to make timely payments of interest and principal may be diminished in general economic downturns and as governmental cost burdens are reallocated among Federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Trust could experience delays in collecting principal and interest and the Trust may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Trust may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Trust's operating expenses. Any income derived from the Trust's ownership or operation of such assets may not be tax-exempt.

Reinvestment Risk

         Reinvestment risk is the risk that income from the Trust's bond portfolio will decline if and when the Trust invests the proceeds from matured, traded, prepaid or called bonds at interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Trust's ability to pay dividends on the Preferred Shares.

Inflation Risk

         Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation occurs, the real value of the Preferred Shares and distributions declines. In an inflationary period, however, it is expected that, through the auction process, dividend rates on the Preferred Shares would increase, tending to offset this risk.

Economic Sector and Geographic Risk

         The Trust may invest 25% or more of its total assets in municipal obligations of issuers located in the same state (or U.S. territory) or in municipal obligations in the same economic sector, including without limitation the following: lease rental obligations of state and local authorities; obligations dependent on annual appropriations by a state's legislature for payment; obligations of state and local housing finance authorities; municipal utilities systems or public housing authorities; obligations of hospitals or life care facilities; and industrial development or pollution control bonds issued for electrical utility systems, steel companies, paper companies or other purposes. This may make the Trust more susceptible to adverse economic, political or regulatory occurrences affecting a particular state or economic sector. For example, health care related issuers are susceptible to Medicare, Medicaid and other third party payor reimbursement policies, and national and state health care legislation. As concentration increases, so does the potential for fluctuation in the value of the Trust's assets.

Non-Diversification.

         The Trust has registered as a "non-diversified " investment company under the Investment Company Act. For Federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not more than 25%) of the value of its total assets in the obligations of any single issuer. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

                          MANAGEMENT OF THE TRUST

Trustees and Officers

         The board of trustees is responsible for the overall management of the Trust, including supervision of the duties performed by BlackRock. There are eight trustees of the Trust. Two of the trustees are "interested persons" (as defined in the Investment Company Act). The name and business address of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under "Management of the Trust" in the Statement of Additional Information.

Investment Advisor and Sub-Advisor

         BlackRock Advisors, Inc. acts as the Trust's investment advisor. BlackRock Financial Management, Inc. acts as the Trust's sub-advisor. BlackRock Advisors and BlackRock Financial Management both are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with $213 billion of assets under management as of June 30, 2001. BlackRock, Inc. and its affiliates manage assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide, including nine of the 10 largest companies in the U.S. as determined by Fortune Magazine, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the company's flagship fund families, BlackRock Funds and BlackRock Provident Institutional Funds. BlackRock, Inc. is the nation's 26th largest asset management firm according to Pensions & Investments, May 14, 2001.

         The BlackRock organization has over 12 years of experience managing closed-end products and currently advises a closed-end family of 20 funds. BlackRock has 13 leveraged municipal closed-end funds and six open-end municipal funds under management and approximately $16 billion in municipal assets firm-wide. Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, Delaware, San Francisco, California, Hong Kong, Edinburgh, Scotland and Tokyo, Japan. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority- owned by PNC and by BlackRock employees.

         Investment Philosophy. BlackRock's investment decision-making process for the municipal bond sector is subject to the same discipline, oversight and investment philosophy that the firm applies to other sectors of the fixed income market.

         BlackRock uses a relative value strategy that evaluates the trade-off between risk and return to seek to achieve the Trust's investment objective of generating current income exempt from Federal income tax and California income taxes. This strategy is combined with disciplined risk control techniques and applied in sector, sub-sector and individual security selection decisions. BlackRock's extensive personnel and technology resources are the key drivers of the investment philosophy.

         BlackRock's Municipal Bond Team. BlackRock uses a team approach to managing municipal portfolios. BlackRock believes that this approach offers substantial benefits over one that is dependent on the market wisdom or investment expertise of only a few individuals.

         BlackRock's municipal bond team includes five portfolio managers with an average experience of 14 years and five credit research analysts with an average experience of 11 years. Kevin M. Klingert, a managing director, senior portfolio manager and head of municipal bonds at BlackRock, leads the team, a position he has held since joining BlackRock in 1991. Mr. Klingert has over 17 years of experience in the municipal market. Prior to joining BlackRock in 1991, Mr. Klingert was an Assistant Vice President at Merrill Lynch, Pierce, Fenner & Smith Incorporated, which he joined in 1985. The portfolio management team also includes Craig Kasap, James McGinley, F. Howard Downs and Anthony Pino. Mr. Kasap, CFA, has been a portfolio manager at BlackRock for over four years and is a member of BlackRock's Investment Strategy Group. Prior to joining BlackRock in 1997, Mr. Kasap spent the previous three years as a municipal bond trader with Keystone Investments Inc. in Boston where he was involved in formulating the firm's municipal bond investment strategies. Mr. McGinley has been a portfolio manager and a member of the Investment Strategy Group at BlackRock since 1999. Prior to joining BlackRock in 1999, Mr. McGinley was Vice President of Municipal Trading from 1996 to 1999 and Manager of the Municipal Strategy Group from 1995 to 1999 with Prudential Securities Incorporated. Mr. McGinley joined Prudential Securities Incorporated in 1993 as an Associate in Municipal Research. F. Howard Downs has been a portfolio manager since joining BlackRock in 1999. Prior to joining BlackRock in 1999, Mr. Downs was a Vice President, Institutional Salesman and Sales Manager from 1990 to 1999 at William E. Simon & Sons Municipal Securities, Inc. Mr. Downs was one of the original employees of William E. Simon & Sons Municipal Securities, Inc., founded in 1990, and was responsible for sales of municipal bonds. Anthony Pino has been a portfolio manager since joining BlackRock in 1999. Prior to joining BlackRock in 1999, he was a Brokerage Coordinator at CPI Capital. From 1996 to 1999, Mr. Pino was an Assistant Vice President and trader in the Municipal Strategy Group at Prudential Securities Incorporated.

         BlackRock's municipal bond portfolio managers are responsible for over 70 municipal bond portfolios, valued at approximately $12 billion. Municipal mandates include the management of open- and closed-end mutual funds, municipal-only separate accounts or municipal allocations within larger institutional mandates. In addition, BlackRock manages 14 municipal liquidity accounts valued at approximately $4 billion. Currently, the team manages 13 closed-end municipal funds with approximately $3.5 billion in managed assets as of June 30, 2001.

         BlackRock's Investment Process. BlackRock has in-depth expertise in the fixed income market. BlackRock applies the same risk-controlled, active sector rotation style to the management process for all of its fixed income portfolios. BlackRock believes that it is unique in its integration of taxable and municipal bond specialists. Both taxable and municipal bond portfolio managers share the same trading floor and interact frequently for determining the firm's overall investment strategy. This interaction allows each portfolio manager to access the combined experience and expertise of the entire portfolio management group at BlackRock.

         BlackRock's portfolio management process emphasizes research and analysis of specific sectors and securities, not interest rate speculation. BlackRock believes that market-timing strategies can be highly volatile and potentially produce inconsistent results. Instead, BlackRock thinks that value over the long-term is best achieved through a risk- controlled approach, focusing on sector allocation, security selection and yield curve management.

         In the municipal market, BlackRock believes one of the most important determinants of value is supply and demand. BlackRock's ability to monitor investor flows and frequency and seasonality of issuance is helpful in anticipating the supply and demand for sectors. BlackRock believes that the breadth and expertise of its municipal bond team allow it to anticipate issuance flows, forecast which sectors are likely to have the most supply and plan its investment strategy accordingly.

         BlackRock also believes that over the long-term, intense credit analysis will add incremental value and avoid significant relative performance impairments. The municipal credit team is led by Susan C. Heide, Ph.D., who has been, since 1999, Managing Director, Head of Municipal Credit Research and co-chair of BlackRock's Credit Committee. From 1995 to 1999, Dr. Heide was a Director and Head of Municipal Credit Research. Dr. Heide specializes in the credit analysis of municipal securities and as such chairs the monthly municipal bond presentation to the Credit Committee. In addition, Dr. Heide supervises the team of municipal bond analysts that assists with the ongoing surveillance of the $12 billion in municipal bonds managed by BlackRock.

         Prior to joining BlackRock as a Vice President and Head of Municipal Credit Research in 1993, Dr. Heide was Director of Research and a portfolio manager at OFFITBANK. For eight years prior to this assignment (1984 to 1992), Dr. Heide was with American Express Company's Investment Division where she was the Vice President of Credit Research, responsible for assessing the creditworthiness of $6 billion in municipal securities. Dr. Heide began her investment career in 1983 at Moody's Investors Service, Inc. where she was a municipal bond analyst.

         Dr. Heide initiated the Disclosure Task Force of the National Federation of Municipal Analysts in 1988 and was co-chairperson of this committee from its inception through the completion of the Disclosure Handbook for Municipal Securities -- 1992 Update, published in January 1993. As a result of these efforts, the SEC implemented primary and secondary disclosure regulations for municipal bonds in July 1995. Dr. Heide has authored a number of articles on municipal finance and edited The Handbook of Municipal Bonds published in the fall of 1994. Dr. Heide was selected by the Bond Buyer as a first team All-American Municipal Analyst in 1990 and was recognized in subsequent years.

         BlackRock's approach to credit risk incorporates a combination of sector-based, top-down macro-analysis of industry sectors to determine relative weightings with a name-specific (issuer-specific), bottom-up detailed credit analysis of issuers and structures. The sector-based approach focuses on rotating into sectors that are undervalued and exiting sectors when fundamentals or technicals become unattractive. The name-specific approach focuses on identifying special opportunities where the market undervalues a credit, and devoting concentrated resources to research the credit and monitor the position. BlackRock's analytical process focuses on anticipating change in credit trends before market recognition. Credit research is a critical, independent element of BlackRock's municipal process.

Investment Management Agreement

         Pursuant to an investment management agreement between BlackRock Advisors and the Trust and certain waivers relating thereto, the Trust has agreed to pay for the investment advisory services and facilities provided by BlackRock Advisors a fee payable monthly in arrears at an annual rate equal to 0.60% of the average weekly value of the Trust's Managed Assets (the "management fee"). BlackRock Advisors has voluntarily agreed to waive receipt of a portion of the management fee or other expenses of the Trust in the amount of 0.25% of the average weekly value of the Trust's Managed Assets for the first five years of the Trust's operations (through July 31, 2006), and for a declining amount for an additional four years (through July 31, 2010). The Trust will also reimburse BlackRock Advisors for all out-of-pocket expenses BlackRock Advisors incurs in connection with performing administrative services for the Trust. In addition, with the approval of the board of trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Trust operations (other than the provision of services required under the investment management agreement) of all personnel employed by BlackRock Advisors who devote substantial time to Trust operations or the operations of other investment companies advised by the Advisor may be reimbursed to BlackRock Advisors. Managed Assets are the total assets of the Trust, which includes any proceeds from the Preferred Shares, minus the sum of accrued liabilities (other than indebtedness attributable to leverage). This means that during periods in which the Trust is using leverage, the fee paid to BlackRock Advisors will be higher than if the Trust did not use leverage because the fee is calculated as a percentage of the Trust's Managed Assets, which include those assets purchased with leverage.

         In addition to the management fee of BlackRock Advisors, the Trust pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with BlackRock Advisors), custodian, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

         For the first nine years of the Trust's operation, BlackRock Advisors has undertaken to waive its management fee and expenses payable by the Trust in the amounts, and for the time periods, set forth below:


  Twelve Month                                              Percentage Waived
 Period Ending                                             (as a percentage of
    July 31                                                   average weekly
                                                             Managed Assets)
----------------                                           --------------------
      2002*     ..........................................        0.25%
      2003      ..........................................        0.25%
      2004      ..........................................        0.25%
      2005      ..........................................        0.25%
      2006      ..........................................        0.25%
      2007      ..........................................        0.20%
      2008      ..........................................        0.15%
      2009      ..........................................        0.10%
      2010      ..........................................        0.05%
--------------
*        From the commencement of operations.

         BlackRock Advisors has not undertaken to waive any portion of the Trust's fees and expenses beyond July 31, 2010 or after termination of the investment management agreement.


                      DESCRIPTION OF PREFERRED SHARES

         The following is a brief description of the terms of the Preferred Shares. For the complete terms of the Preferred Shares, please refer to the detailed description of the Preferred Shares in the Statement of Preferences (the "Statement") attached as Appendix A to the statement of additional information.

General

         The Trust's Agreement and Declaration of Trust, as amended and restated, authorizes the issuance of an unlimited number of preferred shares, par value $.001 per share, in one or more classes or series with rights as determined by the Board of Trustees without the approval of common shareholders. The Statement currently authorizes the issuance of Preferred Shares, Series and Preferred Shares, Series . All Preferred Shares will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

         The Preferred Shares of each series will rank on parity with any other series of Preferred Shares and any other series of preferred shares of the Trust as to the payment of dividends and the distribution of assets upon liquidation. Each Preferred Share carries one vote on matters that Preferred Shares can be voted. Preferred Shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or cumulative voting rights.

Dividends and Dividend Periods

         The following is a general description of dividends and Rate
Periods.

         Rate Periods. The Initial Rate Period of the Preferred Shares will be seven days. Any subsequent Rate Periods of shares of a series of Preferred Shares will generally be seven days. The Trust, subject to certain conditions, may change the length of Subsequent Rate Periods designating them as Special Rate Periods. See "-- Designation of Special Rate Periods" below.

         Dividend Payment Dates. Dividends on each series of Preferred Shares will be payable, when as and if declared by the board of trustees, out of legally available funds in accordance with the Agreement and Declaration of Trust, as amended and restated, the Statement and applicable law on shares of (a) Series on , 2001 and thereafter on each and (b) Series on , 2001, and thereafter on each . However, if dividends are payable on a day that is not a Business Day, then dividends will be payable on the next Business Day. In addition, the Trust may specify different Dividend Payment Dates in respect of any Special Rate Period of more than Rate Period Days.

         Dividends will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository, in accordance with its current procedures, is expected to distribute dividends received from the Trust in next- day funds on each Dividend Payment Date to Agent Members. These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Trust that dividend payments will be available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or that Broker-Dealer's designee as Agent Member.

         Calculation of Dividend Payment. The Trust computes the dividends per share payable on shares of a series of Preferred Shares by multiplying the applicable rate for shares of such series in effect by a fraction. The numerator of this fraction will normally be seven (i.e., the number of days in the Dividend Period) and the denominator will normally be 365. If the Trust has designated a special dividend period, then the numerator will be the number of days in the special dividend period, and the denominator will be 360. In either case, this rate is then multiplied by $25,000 to arrive at dividends per share.

         Dividends on shares of each series of Preferred Shares will accumulate from the date of their original issue. For each dividend payment period after the initial dividend period, the dividend rate will be the dividend rate determined at auction, except as provided below. The dividend rate that results from an auction will not be greater than the maximum applicable rate described below. In the case of a special dividend period for which Bid Requirements are specified, the dividend rate will not be less than the minimum applicable rate specified in the notice declaring the special dividend period. During dividend periods for which no Bid Requirements are specified, there will be no minimum applicable rate. "Bid Requirements" may include, with respect to any special dividend period of longer than days, the requirement that bids be expressed as a spread over a specified reference index or reference security any minimum applicable rate and the frequency of dividend payments during such special dividend period.

         The maximum applicable rate for any regular dividend payment period of a series of Preferred Shares will be the applicable percentage (set forth in the table below) of the higher of (i) the 30-day "AA" Composite Commercial Paper Rate and (ii) the Taxable Equivalent of the Short-Term Municipal Bond Rate. In the case of a special dividend period for a series of Preferred Shares, the maximum applicable rate will be the applicable percentage of the Special Dividend Period Reference Rate (which will ordinarily be specified by the Trust in the notice of special dividend period) for such dividend payment period. The applicable percentage for a series of Preferred Shares is determined on the day that a notice of a special dividend period is delivered if the notice specifies a maximum applicable rate for a special dividend period. If Moody's or S&P or both shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency. If the Trust has provided notification to the auction agent prior to an auction establishing the applicable rate for a dividend period that net capital gains or other taxable income will be included in the dividend determined at such auction, the applicable percentage will be derived from the column captioned "Applicable Percentage: Notification" in the table below:


         Credit Ratings
--------------------------------
                                 Applicable Percentage:  Applicable Percentage:
       Moody's           S&P        No Notification         No Notification
                                ----------------------- -----------------------
"aa3" or higher   AA- or higher           110%                    150%
"a3" to "a1"      A- to A+                125%                    160%
"baa3" to "baa1"  BBB- to BBB+            150%                    250%
"ba3" to "ba1"    BB- to BB+              200%                    275%
Below "Ba3"       Below BB-               250%                    300%

         Prior to each dividend payment date, the Trust is required to deposit with the auction agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of any auction. The Trust does not intend to establish any reserves for the payment of dividends.

         If an auction for any series of Preferred Shares is not held when scheduled for any reason, the dividend rate for the corresponding rate period will be the maximum applicable rate on the date the auction was scheduled to be held.

         Additional Dividends. Under Federal income tax rules applicable to the Trust, the Trust may, in certain circumstances, allocate net capital gains or other taxable income to a dividend paid on Preferred Shares after the dividend has been paid (a "Retroactive Taxable Allocation"). If the Trust makes a Retroactive Taxable Allocation on the Preferred Shares without giving advance notice thereof as described under "The Auction - Auction Proceeds", the Trust will, in the circumstances below, pay to the holders of Preferred Shares, out of funds legally available therefore, an additional dividend. The additional dividend will be in an amount equal to the amount of taxes paid by a holder of Preferred Shares on the Retroactive Taxable Allocation, provided that the additional dividend will be calculated:

         o   without consideration being given to the time value of money;

         o assuming that no holder of Preferred Shares is subject to the Federal alternative minimum tax with respect to dividends received from the Trust; and

         o assuming that each Retroactive Taxable Allocation would be taxable in the hands of each holder of Preferred Shares at the maximum marginal combined regular Federal, California income tax rate applicable to individuals or corporations, whichever is greater, in effect during the fiscal year in question.

         Although the Trust generally intends to designate any additional dividend as an exempt-interest dividend to the extent permitted by applicable law, it is possible that all or a portion of any additional dividend will be taxable to the recipient thereof. See "Taxes." The Trust will not pay a further additional dividend with respect to any taxable portion of an additional dividend.

         The Trust will, within 90 days (and generally within 60 days) after the end of its fiscal year for which a Retroactive Taxable Allocation is made, provide notice thereof to the auction agent. The Trust will pay, out of legally available funds, any additional dividend due on all Retroactive Taxable Allocations made during the fiscal year in question, within 30 days after such notice is given to the auction agent.

         Restrictions on Dividends and Other Distributions. While the Preferred Shares are outstanding, the Trust generally may not declare, pay or set apart for payment, any dividend or other distribution in respect of its common shares. In addition, the Trust may not call for redemption or redeem any of its common shares. However, the Trust is not confined by the above restrictions if:

         o immediately after such transaction, the Discounted Value of the Trust's portfolio would be equal to or greater than the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage (see "-- Rating Agency Guidelines and Asset Coverage" below);

         o full cumulative dividends on each series of Preferred Shares due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent;

         o any additional dividend required to be paid on or before the date of such transaction has been paid; and

         o the Trust has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Statement.

         The Trust generally will not declare, pay or set apart for payment any dividend on any class or series of shares of the Trust ranking, as to the payment of dividends, on a parity with Preferred Shares unless the Trust has declared and paid or contemporaneously declares and pays full cumulative dividends on each series of the Preferred Shares through its most recent dividend payment date. However, when the Trust has not paid dividends in full upon the shares of each series of Preferred Shares through the most recent dividend payment date or upon any other class or series of shares of the Trust ranking, as to the payment of dividends, on a parity with Preferred Shares through their most recent respective dividend payment dates, the amount of dividends declared per share on Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other class or series of shares bear to each other.

         Designation of Special Dividend Periods. The Trust may, at its sole option, declare a special dividend period of shares of a particular series of Preferred Shares. To declare a special dividend period, the Trust will give notice (a "request for special dividend period") to the auction agent and to each Broker-Dealer. The notice will request that the next succeeding dividend period for the series of Preferred Shares be a number of days (other than seven) evenly divisible by seven as specified in such notice. The Trust may not request a special dividend period unless sufficient clearing bids for shares of such series were made in the most recent auction. In addition, full cumulative dividends, any amounts with respect to mandatory redemptions and any additional dividends payable on shares of such series prior to such date must be paid in full. A request for a special dividend period for shares of a Series of Preferred Shares also will specify any proposed Bid Requirements. Upon receiving a request for special dividend period, the Broker-Dealer(s) will jointly determine whether, given the factors set forth in the Statement, it is advisable that the Trust issue a notice of special dividend period for a series of Preferred Shares as contemplated by the request. If advisable, the Broker-Dealer(s) will determine the specific redemption provisions (such as the designation of a Premium Call Period or a Non-Call Period) and will give the Trust and the auction agent notice of its determination. If no Broker-Dealer objects to the notice of special dividend period, the Trust may issue such notice specifying the duration of the special dividend period, the Bid Requirements, if any, and the specific redemption provisions, if any.

Redemption

         Mandatory Redemption. The Trust is required to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount and (b) the Investment Company Act Preferred Shares Asset Coverage. If the Trust fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of the rating agency that rates the Preferred Shares, the Trust must redeem all or a portion of the Preferred Shares. This mandatory redemption will take place on a date that the board of trustees specifies out of legally available funds in accordance with the Agreement and Declaration of Trust, as amended and restated, the Statement Trust's charter and applicable law, at the redemption price of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. The number of Preferred Shares that must be redeemed in order to cure such failure will be allocated pro rata among the outstanding Preferred Shares of the Trust. The mandatory redemption will be limited to the number of Preferred Shares necessary to restore the required Discounted Value or the Investment Company Act Preferred Shares Asset Coverage, as the case may be.

         Optional Redemption. The Trust, at its option, may redeem the shares of each series of Preferred Shares, in whole or in part, out of funds legally available therefore. Any optional redemption will occur on a dividend payment date at the optional redemption price per share of $25,000 per share plus an amount equal to accumulated but unpaid dividends to the date fixed for redemption, plus the premium, if any, resulting from the designation of a Premium Call Period. No shares of a series of Preferred Shares may be redeemed during a Non-Call Period or if the redemption would cause the Trust to violate the 1940 Act or applicable law. In addition, holders of a series of Preferred Shares may be entitled to receive additional dividends if the redemption causes the Trust to make a Retroactive Taxable Allocation. The Trust has the authority to redeem the series of Preferred Shares for any reason.

Liquidation

         If the Trust is liquidated, the holders of any series of outstanding Preferred Shares will receive the liquidation preference on such series, plus all accumulated but unpaid dividends, plus (i) the premium, if any, resulting from the designation of a Premium Call Period and (ii) any applicable additional dividends payable before any payment is made to the common shares. The holders of Preferred Shares will be entitled to receive these amounts from the assets of the Trust available for distribution to its shareholders. In addition, the rights of holders of Preferred Shares to receive these amounts are subject to the rights of holders of any series or class of shares, including other series of preferred shares, ranking on a parity with the Preferred Shares with respect to the distribution of assets upon liquidation of the Trust. After the payment to the holders of Preferred Shares of the full preferential amounts as described, the holders of Preferred Shares will have no right or claim to any of the remaining assets of the Trust.

         For purpose of the foregoing paragraph, a voluntary or involuntary liquidation of the Trust does not include:

         o the sale of all or substantially all the property or business of the Trust;

         o the merger or consolidation of the Trust into or with any other corporation; or

         o the merger or consolidation of any other corporation into or with the Trust.

Rating Agency Guidelines and Asset Coverage

         The Trust is required under guidelines of Moody's and S&P to maintain assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount. Moody's and S&P have each established separate guidelines for calculating Discounted Value. To the extent any particular portfolio holding does not satisfy a rating agency's guidelines, all or a portion of the holding's value will not be included in the rating agency's calculation of Discounted Value. The Moody's and S&P guidelines do not impose any limitations on the percentage of the Trust's assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Trust's portfolio. The amount of ineligible assets included in the Trust's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Preferred Shares Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of the Preferred Shares then outstanding and (b) certain accrued and projected payment obligations of the Trust.

         The Trust is also required under the Investment Company Act to maintain asset coverage of at least 200% with respect to senior securities which are equity shares, including the Preferred Shares ("Investment Company Act Preferred Shares Asset Coverage"). The Trust's Investment Company Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. The minimum required Investment Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the Investment Company Act is amended. Based on the composition of the portfolio of the Trust and market conditions as of , 2001, the Investment Company Act Preferred Shares Asset Coverage with respect to all of the Trust's preferred shares, assuming the issuance on that date of all Preferred Shares offered hereby and giving effect to the deduction of related sales load and related offering costs estimated at $ , would have been computed as follows:


    Value of Trust assets less liabilities
      not constituting senior securities       =         $    =             %
----------------------------------------------      ----------
 Senior securities representing indebtedness             $
                     plus
  liquidation value of the preferred shares

         In the event the Trust does not timely cure a failure to maintain
(a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the Investment Company Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, the Trust will be required to redeem Preferred Shares as described under "--Redemption--Mandatory Redemption" above.

         Pursuant to S&P guidelines, the Trust is required under its Statement to have Deposit Securities with maturity or tender payment dates not later than the next dividend payment date for the Preferred Shares (collectively, "Dividend Coverage Assets") and having in the aggregate a value not less than the Dividend Coverage Amount (the "Minimum Liquidity Level"). The "Dividend Coverage Amount," as of any Valuation Date, means
(A) the aggregate amount of cash dividends that will accumulate on outstanding Preferred Shares to (but not including) the next dividend payment date that follows the Valuation Date, less (B) the combined fair market value of Deposit Securities irrevocably deposited for the payment of cash dividends on Preferred Shares. "Deposit Securities" means cash, the book value of municipal obligations sold for which payment is due within five business days and before the next Valuation Date and municipal obligations rated at least A-1 + or SP-I + by S&P, VMIG-1 or MIG-1 by Moody's. The definitions of "Deposit Securities," "Dividend Coverage Assets" and "Dividend Coverage Amount" may be changed from time to time by the Trust without shareholder approval, but only in the event the Trust receives confirmation from S&P that any such change would not impair the ratings then assigned by S&P to Preferred Shares. The Trust needs to comply with the S&P Minimum Liquidity Level only for so long as S&P rates the Preferred Shares. The Minimum Liquidity Level is tested as of each Valuation Date (ordinarily every Friday).

         The Trust may, but is not required to, adopt any modifications to the guidelines that may be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating. The Board may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Trust pursuant to the rating agency guidelines in the event the Trust receives written confirmation from Moody's or S&P, as the case may be, that any such amendment, alteration or repeal would not impair the rating then assigned to the Preferred Shares.

         As recently described by Moody's and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the Preferred Shares is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise. The rating is based on current information furnished to Moody's and S&P by the Trust and the Advisor and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The common shares have not been rated by a nationally recognized statistical rating organization.

         The rating agency's guidelines will apply to the Preferred Shares only so long as the rating agency is rating the shares. The Trust will pay certain fees to Moody's and S&P for rating the Preferred Shares.

Voting Rights

         Except as otherwise provided in this prospectus and in the Statement of Additional Information or as otherwise required by law, holders of Preferred Shares will have equal voting rights with holders of common shares and any other preferred shares (one vote per share) and will vote together with holders of common shares and any preferred shares as a single class.

         Holders of outstanding preferred shares, including Preferred Shares, voting as a separate class, are entitled to elect two of the Trust's trustees. The remaining trustees are elected by holders of common shares and preferred shares, including Preferred Shares, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding preferred shares, including Preferred Shares, are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the auction agent for the payment of such dividends, then, the sole remedy of holders of outstanding preferred shares, including Preferred Shares, is that the number of trustees constituting the Board will be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of preferred shares including Preferred Shares as described above, would constitute a majority of the Board. The holders of preferred shares, including Preferred Shares, will be entitled to elect that smallest number of additional trustees at a special meeting of shareholders held as soon as possible and at all subsequent meetings at which trustees are to be elected. The terms of office of the persons who are trustees at the time of that election will continue. If the Trust thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred shares, including Preferred Shares, the special voting rights stated above will cease, and the terms of office of the additional trustees elected by the holders of preferred shares, including Preferred Shares, will automatically terminate.

         As long as any Preferred Shares are outstanding, the Trust will not, without the affirmative vote or consent of the holders of at least a majority of the Preferred Shares outstanding at the time (voting as a separate class):

             (a) authorize, create or issue, or increase the authorized or issued amount of, any class or series of stock ranking prior to or on a parity with the Preferred Shares with respect to payment of dividends or the distribution of assets on liquidation, or increase the authorized amount of the Preferred Shares or any other preferred stock, unless, in the case of shares of preferred stock on parity with the Preferred Shares, the Trust obtains written confirmation from Moody's (if Moody's is then rating preferred shares), S&P (if S&P is then rating preferred shares) or any substitute rating agency (if any such substitute rating agency is then rating preferred shares) that the issuance of a class or series would not impair the rating then assigned by such rating agency to the Preferred Shares and the Trust continues to comply with Section 13 of the Investment Company Act, the Investment Company Act Preferred Shares Asset Coverage requirements and the Preferred Shares Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the Preferred Shares is not required;

             (b) amend, alter or repeal the provisions of the Agreement and Declaration of Trust, as amended and restated, or the Statement, by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of the Preferred Shares or holders of Preferred Shares;

             (c) authorize the Trust's conversion from a closed-end to an open-end investment company; or

             (d) amend the provisions of the Agreement and Declaration of Trust, as amended and restated, or the Statement, which provide for the classification of the board of directors of the Trust into three classes, each with a term of office of three years with only one class of directors standing for election in any year.

         To the extent permitted under the Investment Company Act, the Trust will not approve any of the actions set forth in (a) or (b) above which adversely affects the rights expressly set forth in the Agreement and Declaration of Trust, as amended and restated, or the Statement, of a holder of shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. Unless a higher percentage is provided for under the Agreement and Declaration of Trust, as amended and restated, or the Statement, the affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares of any action requiring a vote of security holders under Section 13(a) of the 1940 Act. However, to the extent permitted by the Agreement and Declaration of Trust, as amended and restated, or the Statement, no vote of holders of common stock, either separately or together with holders of preferred shares as a single class, is necessary to take the actions contemplated by (a) and (b) above. The holders of common shares will not be entitled to vote in respect of such matters, unless, in the case of the actions contemplated by (b) above, the action would adversely affect the contract rights of the holders of common shares expressly set forth in the Trust's charter.

         The foregoing voting provisions will not apply with respect to Preferred Shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.


                                THE AUCTION

General

         The Statement provides that, except as otherwise described in this prospectus, the applicable rate for the shares of each series of Preferred Shares for each dividend period after the initial dividend period will be the rate that results from an auction conducted as set forth in the Statement and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of a series of Preferred Shares. See the Statement included in the statement of additional information for a more complete description of the auction process.

         Auction Agency Agreement. The Trust will enter into an auction agency agreement with the auction agent currently, Bankers Trust Company) which provides, among other things, that the auction agent will follow the auction procedures to determine the applicable rate for shares of each series of Preferred Shares, so long as the applicable rate for shares of such series of Preferred Shares is to be based on the results of an auction.

         The auction agent may terminate the auction agency agreement upon 60 days notice to the Trust. If the auction agent should resign, the Trust will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Trust may remove the auction agent provided that, prior to removal, the Trust has entered into a replacement agreement with a successor auction agent.

         Broker-Dealer Agreements. Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into agreements with several Broker-Dealers selected by the Trust, which provide for the participation of those Broker-Dealers in auctions for Preferred Shares.

         The auction agent will pay to each Broker-Dealer after each auction, from funds provided by the Trust, a service charge at the annual rate of 1/4 to 1% in the case of any auction before a dividend period of 364 days or less, or a percentage agreed to by the Trust and the Broker-Dealers, in the case of any auction before a dividend period of 365 days or longer, of the purchase price of Preferred Shares placed by a Broker-Dealer at the auction.

         The Trust may request the auction agent to terminate one or more Broker-Dealer Agreements at any time upon five days' notice, provided that at least one Broker-Dealer Agreement is in effect after termination of the agreement.

Auction Procedures

         Prior to the submission deadline on each auction date for shares of a series of Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of such series of Preferred Shares may submit the following types of orders with respect to shares of such series of Preferred Shares to that Broker-Dealer.


             1. Hold order -- indicating its desire to hold shares of such series without regard to the applicable rate for the next dividend period.

             2. Bid -- indicating its desire to sell shares of such series at $25,000 per share if the applicable rate for shares of such series for the next dividend period is less than the rate or spread specified in the bid.

             3. Sell order -- indicating its desire to sell shares of such series at $25,000 per share without regard to the applicable rate for shares of such series for the next dividend period.

         A beneficial owner may submit different types of orders to its Broker-Dealer with respect to shares of a series of Preferred Shares then held by the beneficial owner. A beneficial owner for shares of such series that submits its bid with respect to shares of such series to its Broker-Dealer having a rate higher than the maximum applicable rate for shares of such series on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner of shares of such series that fails to submit an order to its Broker-Dealer with respect to such shares will ordinarily be deemed to have submitted a hold order with respect to such shares of such series to its Broker-Dealer. However, if a beneficial owner of shares of such series fails to submit an order with respect to such shares of such series to its Broker- Dealer for an auction relating to a dividend period of more than seven days, such beneficial owner will be deemed to have submitted a sell order to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the Preferred Shares subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional Preferred Shares is, for purposes of such offer, a potential holder as discussed below.

         A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of a series of Preferred Shares but that wishes to purchase shares of such series or that is a beneficial owner of shares of such series that wishes to purchase additional shares of such series. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the applicable rate for shares of such series for the next dividend period is not less than the specified in such bid. A bid placed by a potential holder of shares of such series specifying a rate higher than the maximum applicable rate for shares of such series on the auction date will not be accepted.

         Any bid by an existing holder of shares of a series that specifies a spread is not included in any Bid Requirements or which a spread is not included in any Bid Requirements or in which there are no Bid Requirements and an order that does not specify a spread with respect to an auction in which a spread is included in any Bid Requirement shall be treated as a sell order.

         The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. They will designate themselves (unless otherwise permitted by the Trust) as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential holders. However, neither the Trust nor the auction agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any Preferred Shares held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of Preferred Shares held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Trust.

         There are sufficient clearing bids for shares of a series in an auction if the number of shares of such series subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate for such series is at least equal to the number of shares of such series subject to sell orders submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders of such series. If there are sufficient clearing bids for shares of a series, the applicable rate for shares of such series for the next succeeding dividend period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the shares of such series available for purchase in the auction.

         If there are not sufficient clearing bids for shares of such series, the applicable rate for the next dividend period will be the maximum applicable rate for shares of such series on the auction date. If this happens, beneficial owners of shares of such series that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares of such series subject to such sell orders. If all of the outstanding shares of such series are the subject of submitted hold orders, then the dividend period following the auction will automatically be the same length as the preceding dividend period for such series. The applicable rate for the next dividend period will then be:

         o the higher of the 30-day "AA" Composite Commercial Paper Rate and the Taxable Equivalent of the Short- Term Municipal Bond Rate, multiplied by

         o 1 minus the maximum marginal regular Federal individual or corporate income tax rate (whichever is higher) then applicable to ordinary income (or 90% of such rate if the Trust has provided notification to the auction agent prior to the auction establishing the applicable rate that net capital gains or other taxable income will be included in such dividend on such series) on the date of the auction.

         The "30-day 'AA' Composite Commercial Paper Rate" is the 30-day rate on commercial paper issued by corporations whose bonds are rated AA by S&P as made available by the Federal Reserve Bank of New York or, if such rate is not made available by the Federal Reserve Bank of New York, the arithmetic average of such rates as quoted to the auction agent by or such other commercial paper dealer as may be appointed by the Trust.

         "Taxable Equivalent of the Short-Term Municipal Bond Rate" means 90% of an amount equal to the per annum rate payable on taxable bonds in order for such rate, on an after-tax basis, to equal the per annum rate payable on tax- exempt bonds issued by "high grade" issuers as determined in accordance with the procedures set forth in the Statement.

         The auction procedure includes a pro rata allocation of shares for purchase and sale, which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of shares of a series of Preferred Shares that is different than the number of shares of such series specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

         Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their Agent Members in same-day funds to DTC against delivery to their respective Agent Members. DTC will make payment to the sellers' Agent Members in accordance with DTC's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

         The auctions for Series will normally be held every , and each subsequent dividend period will normally begin on the following . The auctions for Series will normally be held every , and each subsequent dividend period will normally begin on the following .

         Whenever the Trust intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on Preferred Shares, the Trust may notify the auction agent of the amount to be so included not later than the dividend payment date before the auction date. Whenever the auction agent receives such notice from the Trust, it will be required in turn to notify each Broker-Dealer, who, on or prior to such auction date, will be required to notify its customers who are beneficial owners and potential holders believed by it to be interested in submitting an order in the auction to be held on such auction date. In the event of such notice, the Trust will not be required to pay an Additional Dividend with respect to such dividend.

Secondary Market Trading and Transfers of Preferred Shares

         The Broker-Dealers are expected to maintain a secondary trading market in Preferred Shares outside of auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance than any secondary trading market in Preferred Shares will provide owners with liquidity of investment. The Preferred Shares are not registered on any stock exchange or on the Nasdaq Stock Market. Investors who purchase shares in an auction for a special dividend period in which the Bid Requirements, if any, do not require a bid to specify a spread, should note that because the dividend rate on such shares will be fixed for the length of such dividend period, the value of the shares may fluctuate in response to changes in interest rates and may be more or less than their original cost if sold on the open market in advance of the next auction. Investors who purchase shares in an auction for a special dividend period in which the Bid Requirements require a bid to specify a spread should be aware that the value of their shares may also fluctuate and may be more or less than their original cost if sold in the open market in advance of the next auction, particularly if market spreads narrow or widen in a manner unfavorable to such purchaser's position.

         A beneficial owner or an existing holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only:

         o pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

         o   to a Broker-Dealer; or

         o to such other persons as may be permitted by the Trust; provided, however, that

         o a sale, transfer or other disposition of Preferred Shares from a customer of Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition if such Broker-Dealer remains the existing holder of the shares; and

         o in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the Trust) to whom such transfer is made will advise the auction agent of such transfer.


                        DESCRIPTION OF COMMON SHARES

         In addition to the Preferred Shares, the Agreement and Declaration of Trust, as amended and restated, authorizes the issuance of an unlimited number of common shares of beneficial interest, par value $.001 per share. Each common share has one vote and is fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from common shareholders from declared but unpaid dividends or distributions owed the common shareholders and/or by reducing the number of common shares owned by each respective common shareholder. So long as any Preferred Shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Trust unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.

         The Trust's common shares are traded on the New York Stock Exchange under the symbol "BFZ".


                    CERTAIN PROVISIONS IN THE AGREEMENT
                          AND DECLARATION OF TRUST

         The Agreement and Declaration of Trust, as amended and restated, includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust. The board of trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A trustee may be removed from office by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

         In addition, the Trust's Agreement and Declaration of Trust, as amended and restated, requires the favorable vote of a majority of the Trust's board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Trust.

         The 5% holder transactions subject to these special approval requirements are:

         o the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder;

         o the issuance of any securities of the Trust to any Principal Shareholder for cash, except pursuant to the Dividend Reinvestment Plan;

         o the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

         o the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

             To convert the Trust to an open-end investment company, the Trust's Agreement and Declaration of Trust, as amended and restated, requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Trust to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Conversion of the Trust to an open-end investment company would require the redemption of all outstanding Preferred Shares. The board of trustees believes, however, that the closed-end structure is desirable in light of the Trust's investment objective and policies. Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Trust to an open-end fund.

         To liquidate the Trust, the Trust's Agreement and Declaration of Trust, as amended and restated, requires the favorable vote of a majority of the board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required.

         For the purposes of calculating "a majority of the outstanding voting securities" under the Trust's Agreement and Declaration of Trust, as amended and restated, each class or series of the Trust shall vote together as a single class, except to the extent required by the 1940 Act or the Trust's Agreement and Declaration of Trust, as amended and restated, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series voting as a separate class or series, also will be required.

         The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust, as amended and restated, on file with the Securities and Exchange Commission for the full text of these provisions.


                        REPURCHASE OF COMMON SHARES

         Shares of closed-end investment companies often trade at a discount to their net asset values, and the Trust's common shares may also trade at a discount to their net asset value. The market price of the Trust's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Trust's net asset value, general market and economic conditions and other factors beyond the control of the Trust, Although the Trust's common shareholders will not have the right to redeem their common shares, the Trust may take action to repurchase common shares in the open market or make tender offers for its common shares at their net asset value, This may have the effect of reducing any market discount from net asset value. Any such repurchase may cause the Trust to repurchase Preferred Shares to maintain asset coverage requirements imposed by the Investment Company Act or any rating agency rating the Preferred Shares at that time.


                                TAX MATTERS

Federal Income Tax Matters

         The Trust intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to distribute substantially all of its net income and gains to its shareholders. Therefore, it is not expected that the Trust will be subject to any Federal income tax. Substantially all of the Trust's dividends to the common shareholders and Preferred Shareholders will qualify as "exempt-interest dividends." A shareholder treats an exempt-interest dividend as interest on state and local bonds which is exempt from regular Federal income tax. Some or all of an exempt-interest dividend, however, may be subject to Federal alternative minimum tax imposed on the shareholder. Different Federal alternative minimum tax rules apply to individuals and to corporations. In addition to exempt-interest dividends, the Trust also may distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income. The Trust will allocate distributions to shareholders that are treated as tax-exempt interest and as long-term capital gain and ordinary income, if any, proportionately among the common shares and the Preferred Shares. The Trust intends to notify Preferred Shareholders in advance if it will allocate income to them that is not exempt from regular Federal income tax. In certain circumstances, the Trust will make payments to Preferred Shareholders to offset the tax effects of the taxable distribution. See "Description of Preferred Shares -- Dividends and Dividend Periods -- Additional Dividends." The sale or other disposition of common shares or Preferred Shares of the Trust will normally result in capital gain or loss to shareholders. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, under current law short-term capital gains and ordinary income will be taxed at a maximum rate of 39.6% while long-term capital gains will generally be taxed at a maximum rate of 20%. Because of certain limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a shareholder on the sale or exchange of shares of the Trust held for six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of net capital gain received with respect to such shares. A shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares of the Trust will be disallowed to the extent those shares of the Trust are replaced by other shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Trust will be adjusted to reflect the disallowed loss. The statement of additional information contains a more detailed summary of the Federal tax rules that apply to the Trust and its shareholders. Legislative, judicial or administrative action may change the tax rules that apply to the Trust or its shareholders, and any such change may be retroactive. You should consult with your tax adviser about Federal income tax matters.

California Tax Matters

         Under existing California income tax law, if at the close of each quarter of the Trust's taxable year at least 50% of the value of its total assets consists of obligations that, when held by individuals, pay interest that is exempt from tax under California law, shareholders of the Trust who are subject to California personal income tax will not be subject to such tax on distributions with respect to their shares of the Trust to the extent that such distributions are attributable to such tax-exempt interest from such obligations (less expenses applicable thereto). If such distributions are received by a corporation subject to the California franchise tax, however, the distributions will be includable in its gross income for purposes of determining its California franchise tax. Corporations subject to the California corporate income tax may be subject to such taxes with respect to distributions from the Trust. Under California personal property tax law, securities owned by the Trust and any interest thereon are exempt from such personal property tax.

         Generally, any proceeds paid to the Trust under an insurance policy which represent matured interest on defaulted obligations should be exempt from California personal income tax if, and to the same extent that, such interest would have been exempt if paid by the issuer of such defaulted obligations. California tax laws substantially incorporate those provisions of the Code governing the treatment of regulated investment companies.

         The state tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisors regarding the specific state tax consequences of holding and disposing of shares of the Trust as well as the effects of Federal, local and foreign tax law and any proposed tax law changes.

                                UNDERWRITING

         Subject to the terms and conditions of the underwriting agreement dated the date hereof, each underwriter named below has severally agreed to purchase, and the Trust has agreed to sell to such underwriter, the number of Preferred Shares set forth opposite the name of such underwriter.


         Name                               Number of Shares
         ----
                                 --------------------------------------
                                      Series                Series
                                 -----------------     ----------------
List..........................
         Total................
                                 =================     ================

         The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the Preferred Shares if they purchase any shares. In the underwriting agreement, the Trust, BlackRock Advisors and BlackRock Financial Management have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, or to contribute payments the underwriters may be required to make for any of those liabilities.

         The underwriters, , propose to initially offer some of the Preferred Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Preferred Shares to certain dealers at the public offering price less a concession not in excess of $ per share. The sales load the Trust will pay of $ per share is equal to % of the initial offering price. The underwriters may allow, and such dealers may reallow, a concession not in excess of $ per share on sales to certain other dealers. After the initial public offering, the underwriters may change the public offering price and the concession. Investors must pay for any Preferred Shares purchased in the initial public offering on or before 2001.

         The Trust anticipates that the underwriters may from time to time act as brokers or dealers in executing the Trust's portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Trust.

         The Trust anticipates that the underwriters or one of their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The Auction."


                CUSTODIAN AND TRANSFER AGENT; AUCTION AGENT

         The Custodian of the assets of the Trust is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. EquiServe Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, acts as the Trust's Transfer Agent with respect to the common shares.

         Bankers Trust Company, 4 Albany Street, New York, New York 10006, a banking corporation organized under the laws of New York, is the auction agent with respect to the Preferred Shares and acts as transfer agent, registrar, dividend disbursing agent, and redemption agent with respect to such shares.


                               LEGAL OPINIONS

         Certain legal matters in connection with the Preferred Shares offered hereby will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, New York, and for the underwriters by Simpson Thacher & Bartlett, New York, New York.

                           AVAILABLE INFORMATION

         The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act and is required to file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). These documents can be inspected and copied for a fee at the SEC's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's New York Regional Office, Seven World Trade Center, New York, New York 10048 and Chicago Regional Office, Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511. Reports, proxy statements, and other information about the Trust can be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

         This prospectus does not contain all of the information in the Trust's registration statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contact or other document are not necessarily complete and in each instance reference is made to the copy of the contact or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

         Additional information about the Trust and Preferred Shares can be found in the Trust's registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Trust's registration statement, other documents incorporated by reference, and other information the Trust has filed electronically with the Commission, including proxy statements and reports filed under the Securities Exchange Act of 1934.



                             TABLE OF CONTENTS
                FOR THE STATEMENT OF ADDITIONAL INFORMATION

Use of Proceeds.............................................................B-2
Investment Objective and Policies...........................................B-2
Investment Policies and Techniques..........................................B-4
Other Investment Policies and Techniques...................................B-10
Management of the Trust....................................................B-12
Portfolio Transactions and Brokerage.......................................B-18
Additional Information Concerning the Auctions for Preferred Shares........B-19
Description of Common Shares...............................................B-21
Repurchase of Common Shares................................................B-21
Tax Matters................................................................B-22
Experts....................................................................B-26
Additional Information.....................................................B-26
Independent Auditors' Report...............................................B-26
Financial Statements.......................................................B-29
APPENDIX A -      Statement of Preferences of Municipal Auction Rate
                  Cumulative Preferred Shares..............................AA-1
APPENDIX B -      Ratings of Investments...................................BB-1
APPENDIX C -      General Characteristics and Risks of
                  Hedging Transactions.....................................CC-1

         You should rely only on the information contained in this prospectus. The Trust has not authorized anyone to provide you with different information. The Trust is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus.


                                 APPENDIX A

                       TAXABLE EQUIVALENT YIELD TABLE

         The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Trust with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates:


Tax-Free Yields


      Tax        -------------------------------------------
      Rate        4.00%   4.50%  5.00%  5.50%  6.00%   6.50%
      ----        -----   -----  -----  -----  -----   -----
     15.0%        4.71%   5.29%  5.88%  6.47%  7.06%   7.65%
     27.5%        5.52%   6.21%  6.90%  7.59%  8.28%   8.97%
     30.5%        5.76%   6.47%  7.19%  7.91%  8.63%   9.35%
     35.5%        6.20%   6.98%  7.75%  8.53%  9.30%  10.08%
     39.1%        6.57%   7.39%  8.21%  9.03%  9.85%  10.67%


     The following tables show the approximate taxable yields for individuals that are equivalent to tax-free yields under combined Federal and California state taxes, using published 2001 marginal Federal tax rates and marginal California tax rates currently available and scheduled to be in effect.



                                    2001


                                  Federal     State      Combined
                                   Tax        Tax         Tax
Single Return     Joint Return    Bracket    Bracket*     Bracket*        Taxable Equivalent Estimated Current Return
-------------     ------------    -------    --------     --------        -------------------------------------------
                                                                       4.0%      4.5%     5.0%     5.5%    6.0%     6.5%
                                                                       ----     -----     ----     ----    ----     ----
$     0-27,050    $    0-45,200    15.00%     6.000%      20.10%       5.01%    5.63%     6.26%    6.88%   7.51%    8.14%

27,050-65,550    45,200-109,250    27.50      9.300       34.20        6.08     6.84      7.60     8.36    9.12     9.88

65,550-136,750   109,250-166,500   30.50      9.300       37.00        6.35     7.14      7.93     8.73    9.52     10.31

136,750-297,350  166,500-297,350   35.50      9.300       41.50        6.84     7.69      8.55     9.40   10.26     11.11
Over 297,350     Over 297,350      39.10      9.300       44.80        7.24     8.15      9.05     9.96   10.86     11.77




                                 2002-2003


                                  Federal     State      Combined
                                   Tax        Tax         Tax
Single Return     Joint Return    Bracket    Bracket*     Bracket*        Taxable Equivalent Estimated Current Return
-------------     ------------    -------    --------     --------        -------------------------------------------

                                                                        4.0%     4.5%    5.0%    5.5%    6.0%     6.5%
                                                                        ----     -----   ----    ----    ----     ----
$  6,000-27,050  $ 12,000-45,200  15.00%     6.000%        20.10%       5.01%    5.63%  6.26%   6.88%   7.51%     8.14%

27,050-65,550     45,200-109,250  27.00      9.300         33.80        6.04     6.80   7.55    8.31    9.06      9.82

65,550-136,750    109,250-166,500 30.00      9.300         36.50        6.30     7.09   7.88    8.66    9.45     10.24

136,750-297,350   166,500-297,350 35.00      9.300         41.00        6.78     7.63   8.48    9.33   10.18     11.03
Over 297,350      Over 297,350    38.60      9.300         44.30        7.18     8.08   8.98    9.88   10.77     11.67





                                 2004-2005


                                  Federal     State      Combined
                                   Tax        Tax         Tax
Single Return     Joint Return    Bracket    Bracket*     Bracket*        Taxable Equivalent Estimated Current Return
-------------     ------------    -------    --------     --------        -------------------------------------------

                                                                       4.0%     4.5%    5.0%    5.5%    6.0%     6.5%
                                                                       ----     -----   ----    ----    ----     ----
$  6,000-27,050 $ 12,000-45,200    15.00%     6.000%        20.10%     5.01%    5.63%  6.26%   6.88%   7.51%     8.14%

27,050-65,550     45,200-109,250   26.00      9.300         32.90      5.96     6.70   7.45    8.19    8.94      9.68

65,550-136,750    109,250-166,500  29.00      9.300         35.60      6.21     6.99   7.76    8.54    9.32     10.09

136,750-297,350   166,500-297,350  34.00      9.300         40.10      6.68     7.52   8.35    9.19   10.02     10.86
Over 297,350      Over 297,350     37.60      9.300         43.40      7.07     7.95   8.83    9.72   10.60     11.48




                                                       2006


                                  Federal     State      Combined
                                   Tax        Tax         Tax
Single Return     Joint Return    Bracket    Bracket*     Bracket*        Taxable Equivalent Estimated Current Return
-------------     ------------    -------    --------     --------        -------------------------------------------

                                                                        4.0%     4.5%    5.0%    5.5%    6.0%     6.5%
                                                                        ----     ----    ----    ----    ----     ----
$  6,000-27,050  $ 12,000-45,200   15.00%     6.000%        20.10%      5.01%    5.63%  6.26%   6.88%   7.51%     8.14%

27,050-65,550      45,200-109,250  25.00      9.300         32.00       5.88     6.62   7.35    8.09    8.82      9.56

65,550-136,750     109,250-166,500 28.00      9.300         34.70       6.13     6.89   7.66    8.42    9.19      9.95

136,750-297,350    166,500-297,350 33.00      9.300         39.20       6.58     7.41   8.23    9.05    9.87     10.70
Over 297,350       Over 297,350    35.00      9.300         41.00       6.78     7.63   8.48    9.33   10.18     11.03



*The combined State and Federal tax rates shown reflect the fact that state tax payments are currently deductible for Federal tax purposes. Please note that the table does not reflect (i) any Federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or (iii) any taxes other than personal income taxes. The table assumes that Federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a Federal bracket, the highest state rate corresponding to the highest income within that Federal bracket is used. The numbers in the Combined Tax Rate column are rounded to the nearest one-tenth of one percent.

                                     $

                BlackRock California Municipal Income Trust

             Municipal Auction Rate Cumulative Preferred Shares
                                      , Series
                                      , Series

       --------------------------------------------------------------



                                 PROSPECTUS

                       __________________ ____, 2001


       --------------------------------------------------------------






-------------------------------------------------------------------------------


The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                SUBJECT TO COMPLETION, DATED AUGUST 20, 2001

                BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST

                    STATEMENT OF ADDITIONAL INFORMATION

         BlackRock California Municipal Income Trust (the "Trust") is a recently organized, non-diversified, closed- end, management investment company. This Statement of Additional Information relating to Preferred Shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating hereto dated , 2001. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Preferred Shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (888) 825-2257. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus or the Statement attached as Appendix A.

                             TABLE OF CONTENTS

                                                                          Page
Use of Proceeds............................................................B-2
Investment Objective and Policies..........................................B-2
Investment Policies and Techniques.........................................B-4
Other Investment Policies and Techniques..................................B-11
Management of the Trust...................................................B-13
Portfolio Transactions and Brokerage......................................B-19
Additional Information Concerning the Auctions for Preferred Shares.......B-20
Description of Common Shares..............................................B-22
Repurchase of Common Shares...............................................B-22
Tax Matters...............................................................B-23
Experts...................................................................B-27
Additional Information....................................................B-27
Independent Auditors' Report..............................................B-28
Financial Statements......................................................B-29
APPENDIX A -      Statement of Preferences of Municipal Auction
                  Rate Cumulative Preferred Shares.........................AA-1
APPENDIX B -      Ratings of Investments...................................BB-1
APPENDIX C -      General Characteristics and Risks of
                  Hedging Transactions.....................................CC-1

         This Statement of Additional Information is dated , 2001.



                              USE OF PROCEEDS

         Pending investment in municipal bonds that meet the Trust's investment objective and policies the net proceeds of the offering will be invested in high quality, short-term tax-exempt money market securities or in high quality municipal bonds with relatively low volatility (such as pre-refunded and intermediate-term bonds), to the extent such securities are available. If necessary to invest fully the net proceeds of the offering immediately, the Trust may also purchase, as temporary investments, short-term taxable investments of the type described under "Investment Policies and Techniques -- Short-Term Taxable Fixed Income Securities," the income on which is subject to regular Federal income tax and California income taxes and securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the type in which the Trust may invest directly.


                     INVESTMENT OBJECTIVE AND POLICIES

         The Trust has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of Federal tax law, and the Trust expects that a portion of the income it produces will be includable in alternative minimum taxable income. Common shares therefore would not ordinarily be a suitable investment for investors who are subject to the Federal alternative minimum tax or who would become subject to such tax by purchasing common shares. The suitability of an investment in common shares will depend upon a comparison of the after-tax yield likely to be provided from the Trust with that from comparable tax- exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor's tax position. Special considerations apply to corporate investors. See "Tax Matters."

Investment Restrictions

         Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and Preferred Shares, voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class:

         (1) invest 25% or more of the value of its total assets in any one industry, provided that this limitation does not apply to municipal bonds other than those municipal bonds backed only by assets and revenues of non- governmental users;

         (2) issue senior securities or borrow money other than as permitted by the Investment Company Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when- issued and forward commitment transactions and similar investment strategies;

         (3) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Trust's investment objective and policies or the entry into repurchase agreements;

         (4) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Trust may be deemed to be an underwriter;

         (5) purchase or sell real estate or interests therein other than municipal bonds secured by real estate or interests therein; provided that the Trust may hold and sell any real estate acquired in connection with its investment in portfolio securities; or

         (6) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool.


         When used with respect to particular shares of the Trust, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

         For purposes of applying the limitation set forth in subparagraph
(1) above, securities of the U.S. government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that the Trust may invest more than 25% of its total assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. The Trust reserves the right to invest more than 25% of its assets in industrial development bonds and private activity securities.

         For the purpose of applying the limitation set forth in subparagraph (1) above, a non-governmental issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Trust's assets that may be invested in municipal bonds insured by any given insurer.

         Under the Investment Company Act, the Trust may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Trust will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Trust's advisory fees and other expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

         In addition to the foregoing fundamental investment policies, the Trust is also subject to the following non- fundamental restrictions and policies, which may be changed by the board of trustees. The Trust may not:

         (1) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Trust's total assets and the Trust's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

         (2) purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder; or

         (3) Purchase securities of companies for the purpose of exercising control.


         The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.

         In addition, to comply with Federal tax requirements for qualification as a "regulated investment company," the Trust's investments will be limited in a manner such that at the close of each quarter of each fiscal year, (a) no more than 25% of the value of the Trust's total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of the Trust's total assets, no more than 5% of its total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer. These tax-related limitations may be changed by the Trustees to the extent appropriate in light of changes to applicable tax requirements.

         The Trust intends to apply for ratings for the Preferred Shares from Moody's and S&P. In order to obtain and maintain the required ratings, the Trust will be required to comply with investment quality, diversification and other guidelines established by Moody's and S&P. Such guidelines will likely be more restrictive than the restrictions set forth above. The Trust does not anticipate that such guidelines would have a material adverse effect on the Trust's holders of common shares or its ability to achieve its investment objective. The Trust presently anticipates that any Preferred Shares that it intends to issue would be initially given the highest ratings by Moody's (Aaa) and by S&P (AAA), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of Preferred Shares by the Trust. Moody's and S&P receive fees in connection with their ratings issuances.

                     INVESTMENT POLICIES AND TECHNIQUES

         The following information supplements the discussion of the Trust's investment objectives, policies and techniques that are described in the prospectus.

Portfolio Investments

         The Trust will invest primarily in a portfolio of investment grade municipal bonds that are exempt from regular Federal income tax and California income taxes.

         Issuers of bonds rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal bonds rated Baa or BBB are considered "investment grade" securities; municipal bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal bonds rated AAA in which the Trust may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal bonds rated below investment grade quality are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated municipal bonds is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Trust may have greater difficulty selling its portfolio securities. The Trust will be more dependent on BlackRock's research and analysis when investing in these securities.

         A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix B hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

         The Trust will primarily invest in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 or more years, but the average weighted maturity may be shortened from time to time depending on market conditions. As a result, the Trust's portfolio at any given time may include both long-term and intermediate- term municipal bonds. Moreover, during temporary defensive periods (e.g., times when, in BlackRock's opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep cash on hand fully invested, including the period during which the net proceeds of the offering are being invested, the Trust may invest any percentage of its assets in short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the type in which the Trust may invest directly. The Trust intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. Tax-exempt temporary investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. The Trust will invest only in taxable temporary investments which are U.S. government securities or securities rated within the highest grade by Moody's, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. Taxable temporary investments of the Trust may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. See "Other Investment Policies and Techniques -- Repurchase Agreements." To the extent the Trust invests in taxable investments, the Trust will not at such times be in a position to achieve its investment objective of tax-exempt income.

         The foregoing policies as to ratings of portfolio investments will apply only at the time of the purchase of a security and the Trust will not be required to dispose of securities in the event Moody's, S&P or Fitch downgrades its assessment of the credit characteristics of a particular issuer.

         Also included within the general category of municipal bonds described in the prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Trust's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and the disposition or re-leasing of the property might prove difficult. In order to reduce this risk, the Trust will only purchase Municipal Lease Obligations where BlackRock believes the issuer has a strong incentive to continue making appropriations until maturity.

         Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or up on municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal bonds may be materially affected.

         In addition to the types of municipal bonds described in the prospectus, the Trust may invest in other securities that pay interest that is, or make other distributions that are, exempt from regular Federal income tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. The Trust treats all such tax- exempt securities as municipal bonds.

Short-Term Taxable Fixed Income Securities

         For temporary defensive purposes or to keep cash on hand fully invested, the Trust may invest up to 100% of its total assets in cash equivalents and short-term taxable fixed-income securities, although the Trust intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Short-term taxable fixed income investments are defined to include, without limitation, the following:

         (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government- sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

         (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Trust may not be fully insured by the Federal Deposit Insurance Corporation.

         (3) Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Trust to invest temporarily available cash. The Trust may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Trust may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. BlackRock monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. BlackRock does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

         (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. BlackRock will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Trust's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed Income Securities

         Short-term tax-exempt fixed income securities are securities that are exempt from regular Federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

         Bond Anticipation Notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

         Tax Anticipation Notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

         Revenue Anticipation Notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

         Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

         Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

         Tax-Exempt Commercial Paper ("municipal paper") represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities on municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

         Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

         While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and the Trust may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Factors Pertaining to California

         As described in the Prospectus, except during temporary periods, the Trust will invest primarily in California municipal bonds. The portfolio of the Trust may include securities issued by the State of California (the "State"), by its various public bodies (the "Agencies") and/or by other municipal entities located within the State (securities of all such entities are referred to herein as "California municipal securities"). In addition, the specific California municipal bonds in which the Trust will invest will change from time to time. The Trust is therefore susceptible to political, economic, regulatory or other factors affecting issuers of California municipal bonds. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of California municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of California municipal bonds may be subject. Such information is derived from official statements utilized in connection with the issuance of California municipal bonds, as well as from other publicly available documents. Such information has not been independently verified by the Trust, and the Trust assumes no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State of California that would ordinarily be included in various public documents issued thereby, such as an Official Statement prepared in connection with the issuance of general obligation bonds of the State of California. Such an Official Statement, together with any updates or supplements thereto, may generally be obtained upon request to the Budget Office of the State of California.

         The California Economy. According to the State's Legislative Analyst Office, with a gross state product in excess of $1 trillion, California's economy is the largest state economy in the United States, accounting for 13% of the nation's output, and the sixth largest economy in the world, trailing only the United States as a whole, Japan, Germany, England and France. In addition to its size, California's economy is diverse, with no industry sector accounting for more than one-quarter of the State's output.

         While California's economy is broad, it does have major concentrations in high technology, aerospace and defense related manufacturing, entertainment, and real estate and financial services, and may be sensitive to economic factors affecting those industries. One example of such potential sensitivity occurred from mid-1990 to late 1993, when the State suffered a recession. Construction, manufacturing (especially aerospace) and financial services, among others, were all severely affected, particularly in Southern California. More recently, reflective of the nationwide economic slowdown, the high technology sector of the State's economy has entered a cyclical downturn.

         State Indebtedness. The Treasurer of the State is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

         Capital Facilities Financing. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the State's General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

         As of February 1, 2001, the State had outstanding $22,565,721,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $12,363,474,000 of long-term general obligation bonds. This latter figure consists of $5,300,559,000 of authorized commercial paper notes, described below (of which $774,170,000 was outstanding), which has not yet been refunded by general obligation bonds, and $7,332,915,000 of other authorized but unissued general obligation debt.

         The General Obligation Bond Law permits the State to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. As of February 1, 2001, there was no variable rate indebtedness outstanding; however, the State plans to issue such indebtedness in the future.

         Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds, or, for some but not all bond acts, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Pursuant to the terms of the bank credit agreement presently in effect supporting the general obligation commercial paper program, not more than $1.5 billion of general obligation commercial paper notes may be outstanding at any time; this amount may be increased or decreased in the future. Commercial paper notes are deemed issued upon authorization by the respective Finance Committees, whether or not such notes are actually issued. As of February 1, 2001, the Finance Committees had authorized the issuance of up to $5,300,559,000 of commercial paper notes; as of that date, $774,170,000 aggregate principal amount of general obligation commercial paper notes was outstanding.

         In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of "indebtedness" within the meaning of the Constitutional provisions which require voter approval. For purposes of this section, "lease-purchase debt" or "lease-purchase financing" means principally bonds or certificates of participation for capital facilities where the rental payments providing the security are a direct or indirect charge against the General Fund and also includes revenue bonds for a State energy efficiency program secured by payments made by various State agencies under energy service contracts. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. The State had $6,683,927,218 General Fund-supported lease-purchase debt outstanding at February 1, 2001. The State Public Works Board, which is authorized to sell lease revenue bonds, had $2,308,544,000 authorized and unissued as of February 1, 2001.

         Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which bonds are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. There are 17 agencies and authorities authorized to issue revenue obligations (excluding lease-purchase debt). State agencies and authorities had $28,674,361,510 aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of February 1, 2001.

         State Finances and the Budget Process. The State's fiscal year begins on July 1 and ends on June 30. The State operates on a budget basis, using a modified accrual system of accounting, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

         The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under state law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the Governor's Budget, the Legislature takes up the proposal.

         Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

         Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except for local school and community college ("K-14") education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations only require a simple majority vote. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution. There is litigation pending concerning the validity of such continuing appropriations.

         Funds necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted, revenues may be appropriated in anticipation of their receipt.

         The moneys of the State are segregated into the General Fund and over 900 special funds, including bond, trust and pension funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

         The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State Controller as necessary to meet cash needs of the General Fund. The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund.

         Local Governments. The primary units of local government in California are the counties, ranging in population from 1,200 in Alpine County to over 9,900,000 in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There are also 475 incorporated cities, and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property tax and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

         In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales tax) and reduced certain mandates for local services. Since then the State has also provided additional funding to counties and cities through such programs as health and welfare realignment, welfare reform, trial court restructuring, the Citizens' Option for Public Safety (COPs) program supporting local public safety departments, and various other measures.

         The 2000 Budget Act provides significant assistance to local governments, including a $200 million set aside for one-time discretionary funding to local governments, $121.3 million for the COPs program to support local front-line law enforcement, sheriffs' departments for jail construction and operations, and district attorneys for prosecution, $75 million for technology funding for local law enforcement, $400 million for deferred maintenance of local streets and roads, and hundreds of millions of dollars in assistance in the areas of mental health, social services, environmental protection and public safety. In addition, legislation was enacted in 1999 to provide approximately $35.8 million annual relief to cities based on 1997-98 costs of jail booking and processing fees paid to counties. The 2001-02 Governor's Budget proposes to increase the one-time discretionary funding for local governments to $250 million and continue funding local law enforcement technology grants as well as the COPS and county juvenile crime prevention programs.

         Historically, funding for the State's trial court system was divided between the State and the counties. In 1997, legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. Since then, the county general purpose contribution for court operations was reduced by $386 million and cities are retaining $62 million in fine and penalty revenue previously remitted to the State.

         The entire statewide welfare system has been changed in response to the change in Federal welfare law enacted in 1996. Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements, and their costs for administrative and supportive services are capped at the 1996-97 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

         In 1996, voters approved Proposition 218, entitled the "Right to Vote on Taxes Act," which incorporates new Articles XIII C and XIII D into the California Constitution. These new provisions place limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995 must be approved by voters in order to remain in effect. In addition, Article XIII C clarifies the right of local voters to reduce taxes, fees, assessments or charges through local initiatives. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt which will require interpretation by the courts or the Legislature. Proposition 218 does not affect the State or its ability to levy or collect taxes.

         State Appropriations Limit. The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

         Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

         Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized on or prior to January 1, 1979 or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the Federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

         The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in state per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at K-14 districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

         The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

         Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative Constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 fiscal year implementing Proposition 98 determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that percentage has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

         Proposition 98 permits the Legislature by two-thirds vote of both Houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

         In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. The settlement of this case, finalized in July 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State is repaying $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State's share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

         Tobacco Litigation. In 1998, the State signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future. Tobacco manufacturers agreed to billions of dollars in payments and restrictions in marketing activities. Under the settlement, the companies agreed to pay California state and local governments approximately $25 billion over a period of 25 years. Beyond 2025, payments of approximately $1 billion per year will continue in perpetuity. Under the settlement, half of the moneys will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). The 2000 Budget Act includes the receipt of $388 million of settlement money to the General Fund in fiscal 2000-01.

         The specific amount to be received by State and local governments is subject to adjustment. The settlement agreement allows reduction of the companies' payments for decreases in cigarette sales and certain types of Federal legislation. Settlement payments can increase due to inflation or increases in cigarette sales. The "first annual" payment, received in April 2000, was 12 percent lower than the base settlement amount due to reduced sales. Future payment estimates have been reduced by a similar percentage. If any of the companies goes into bankruptcy, the State could seek to terminate the agreement with respect to those companies filing bankruptcy actions thereby reinstating all claims against those companies. The State may then pursue those claims in bankruptcy litigation, or as otherwise provided by law. Several parties have brought a lawsuit challenging the settlement and seeking damages.

         Recent Developments Regarding Energy. During the past year California has experienced difficulties with the prices and supplies of natural gas and electricity in much of the State. These difficulties are likely to continue for several years. The State Department of Finance believes that the potential economic impact of the utility situation, including increased energy costs, are mitigated by the fact that California is a relatively energy-efficient state, ranking 49th among the 50 states in energy expenditures as a percentage of gross product, according to US Department of Energy data for 1997. Nonetheless, the Department believes there is potential for economic disruption during the summer peak in electricity demand if power supplies are interrupted, and that longer-term business investment and location decisions may be adversely affected by potential disruptions. At the same time, the Department believes efforts to expand electric generating capacity and natural gas transmission pipelines should help relieve these concerns over the next several years.

         The three major investor-owned electrical utilities in California are net buyers of electricity. The utilities have been purchasing electricity at fluctuating short-term and spot wholesale prices while the retail prices that they can charge their residential and small business customers are capped at specified levels. Beginning in mid-2000, power purchase costs exceeded retail charges and the utilities have reported substantial resulting losses. One result has been that the creditworthiness of the utilities has deteriorated, adversely affecting their ability to purchase electricity and, in the case of one utility, natural gas. The two largest utilities in the State have reported publicly that they have, since January 2001, defaulted on some of their obligations, and that it is possible they may be forced into bankruptcy.

         Shortages of electricity resulted in rolling blackouts in January 2001 affecting millions of Californians. On January 17, 2001, the Governor determined that the electricity available from California's utilities was insufficient to prevent widespread and prolonged disruption of electric service in California and proclaimed a state of emergency to exist in California under the California Emergency Services Act (the "Act"). Under the Act, the Governor has directed all agencies of the State government to utilize and employ State personnel, equipment, and facilities for the performance of any and all activities designed to prevent or alleviate the emergency. The Act permits the Governor to direct the expenditure of any appropriated funds legally available to perform the activities required under a proclamation. The Governor directed the State Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency. The Act also authorizes the Governor to commandeer or utilize any private property or personnel deemed by him necessary in carrying out his responsibilities and requires the State to pay the reasonable value of the use of such property. The Governor has used this authority to seize certain power purchase contracts of investor-owned utilities.

         The DWR has been purchasing substantial amounts of electricity at fluctuating short-term and spot wholesale prices since January 17, 2001, for resale to retail end use customers of the investor-owned utilities at the same retail prices permitted to be charged by the utilities. DWR's purchases are designed to supplement the amount of electricity produced by the utilities' own generating assets and purchased by the utilities through their own contracts. Electricity purchased by DWR has been delivered to retail end use customers through the transmission and distribution systems of the investor-owned utilities and payment is to be collected from retail end use customers by the utilities and remitted to the DWR. These actions are all being taken pursuant to the Governor's proclamation, the Act, recently enacted legislation (Chapter 4, Statutes of 2001, referred to hereafter as "AB lx"), and orders of the California Public Utilities Commission ("CPUC").

         DWR has also started entering into long-term contracts for purchase of electricity. These long-term contracts are intended to reduce reliance on short-term and spot market purchases in meeting the State's needs. DWR's authority to enter into such contracts currently expires in January 2003. State officials project that electricity purchases by the DWR as a creditworthy entity and the other efforts of the State to stabilize the wholesale power market (described below) will ultimately lower the wholesale cost of electricity in California.

         DWR expenditures for electricity purchases for the period January 17-February 25, 2001 aggregated approximately $1.8 billion and were funded by advances from the State's General Fund pursuant to various laws. Retail end use customer payments for electricity furnished by the DWR are required by law to be segregated and held in trust for the benefit of the DWR. Such payments are expected to be remitted to the DWR by the investor-owned utilities beginning in March 2001, but will aggregate less than the DWR's cost of purchasing that electricity. The difference is expected to be made up through the issuance of revenue bonds de-scribed below. The State anticipates that these two sources of funds will fully reimburse the General Fund for its advances made to implement the DWR's power purchases. Pending implementation of these repayment mechanisms, the State has sufficient available resources to continue to support the DWR's electricity purchases for many months.

         The DWR plans to issue revenue bonds to fund its power purchase program. Revenue bonds are expected to be issued by mid-2001 and interim financing may be arranged until bonds are issued. The revenue bonds would reimburse the State's General Fund for any unreimbursed advances made to the DWR to purchase electricity and also provide working capital financing for the DWR's power purchase program. The principal amount of revenue bonds to be issued has not been determined but initial estimates contemplate a bond program size of up to $10 billion. The revenue bonds will be repaid from a dedicated revenue stream derived from end use customer payments for electricity. AB lx authorized the DWR to set rates charged to retail end use customers, for power used above a specified "baseline" amount, so as to produce sufficient revenues to meet all its obligations, including repayment of the revenue bonds. The CPUC is authorized to enter into an agreement with the DWR to implement these rates. Neither the full faith and credit nor the taxing power of the State will be pledged to pay the revenue bonds.

         The Governor has stated that the State is focusing its efforts in four main areas: (1) increasing the energy supply through expedited plant construction and other sources of power generation; (2) decreasing energy demand and increasing efficiency; (3) expanding the use of long-term energy contracts rather than relying upon the spot market; and (4) maintaining the financial viability of California's public utilities. Over the last two years, nine power plant projects have received permits to start construction, and six plants are currently under construction. In addition, there are 14 plants moving through the permitting process. As these new facilities become operational, the increased supply of power is expected to lower the cost of power in the wholesale market. In addition, the Governor has issued a series of Executive Orders to streamline the review process for new peaking power facilities; reduce administrative hurdles to accelerate power plant construction; promote development of renewable energy systems; and increase the hours of operation of existing facilities.

         The State Legislature is considering various bills dealing with energy matters, including bills that would authorize one or more State agencies to build, purchase or obtain by eminent domain electricity generation or transmission facilities or natural gas transmission facilities, and to encourage energy conservation programs. These agencies would have the power to issue revenue bonds for these purposes. Legislation is also being considered that could assist the investor-owned utilities to refinance their deficits incurred in the recent purchases of wholesale power, including a proposal for the State to purchase the utilities' transmission lines.

         California imports about 85 percent of its natural gas. Limited gas transmission pipeline capacity into California and a major pipeline break in New Mexico during the summer of 2000, coupled with increases in wholesale prices for natural gas in the States, have resulted in substantial price increases that are being passed on to business and residential consumers. Pipeline expansion is planned but will not be complete for several years. Nationwide, relatively high prices for natural gas are likely to persist for several years. Supplies of natural gas in Northern and Central California are also being affected by the financial difficulty of the utility company serving that region. Shortages of natural gas supplies could adversely affect the economy, and particularly generation of electricity, much of which is fueled by natural gas.

         A number of lawsuits have been filed concerning various aspects of the current energy situation. These include disputes over rates set by the CPUC; responsibility for electricity and natural gas purchases made by the investor-owned utilities and the California Independent System Operator (which continues to purchase some electricity); and antitrust and fraud claims against various parties. See "Litigation" below for a discussion of certain of these lawsuits.

         While the State hopes that the measures described above, coupled with conservation, load management and improved energy efficiency, will avoid future disruptions of the supply of electricity or natural gas to the public, lower wholesale energy prices and promote the financial recovery of the State's investor-owned utilities, the situation continues to be fluid and subject to many uncertainties. There can be no assurance that there will not be future disruptions in energy supplies or related developments which could adversely affect the State's economy, and which could in turn affect State revenues, or the health and comfort of its citizens.

         2000-01 Fiscal Year Budget. The 2002 Governor's Budget estimates 2001-02 General Fund revenues and transfers to be about $79.4 billion, or
3.3 percent higher than the revised 2000-01 estimate. This estimate assumes a slowing economy, still showing moderate growth short of a recession. The estimate also accounts for a $600 million drop in sales tax revenues as a result of the 0.25 percent sales tax reduction which took effect on January 1, 2001, and will remain in effect at least until December 31, 2001. The Governor proposed $82.9 billion in expenditures, a 3.9 percent increase over the revised 2000-01 estimate. The Governor proposed budget reserves in 2001-02 of $2.4 billion. Of this amount, $500 million is intended for unplanned litigation costs.

         The 2002 Governor's Budget proposed to use $3.7 billion of the new resources since the 2000 Budget Act for one-time expenditures, including $1 billion for energy initiatives, $772 million for capital outlay projects, $250 million in fiscal relief to local government, $200 million for new housing initiatives, and a variety of other proposals. With regard to ongoing programs, the 2001-02 Governor's Budget proposed substantial additions in Proposition 98 funding for K-12 education (an 8.1 percent increase over the revised 2000-01 spending level) and funding for all units of higher education, funding for health and welfare programs to cover anticipated caseloads, and a modest increase in youth and adult corrections funding. The final expenditure program for 2001-02 will be determined by June 2001 by the Legislature and the Governor. The Department of Finance will publish an update of revenues and expenditures for the current year and of revenues for the upcoming fiscal year in May 2001.

         On February 21, 2001, the Legislative Analyst's Office ("LAO") released its analysis of the 2002 Governor's Budget. The LAO Analysis generally agreed with the Governor's Budget projections of revenues, but warned that the economic picture (and hence revenues and expenditures in 2001-02) was unsettled, given several potentially negative factors, including the ongoing energy difficulties in the State, a cyclical slowdown in the high technology sector, the overall national economic slowdown, and the sharp decline in the stock market since mid-2000. See "Recent Developments Regarding Natural Gas and Electricity" above and "Revenue and Expenditure Assumptions" below. The LAO Analysis recommended that the Legislature defer major new spending decisions until after the updated fiscal report due in May 2001.

Duration Management and Other Management Techniques

         The Trust may use a variety of other investment management techniques and instruments. The Trust may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts (collectively, "Additional Investment Management Techniques"). These Additional Investment Management Techniques may be used for duration management and other risk management techniques in an attempt to protect against possible changes in the market value of the Trust's portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Trust's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain. There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The Additional Investment Management Techniques are described below. The ability of the Trust to use them successfully will depend on BlackRock's ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Inasmuch as any obligations of the Trust that arise from the use of Additional Investment Management Techniques will be covered by segregated liquid assets or offsetting transactions, the Trust and BlackRock believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. Commodity options and futures contracts regulated by the CFTC have specific margin requirements described below and are not treated as senior securities. The use of certain Additional Investment Management Techniques may give rise to taxable income and have certain other consequences. See "Tax Matters."

         Interest Rate Transactions. The Trust may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. The Trust will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

         The Trust may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. The Trust will accrue the net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. The Trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction.

         Futures Contracts and Options on Futures Contracts. The Trust may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Trust will ordinarily engage in such transactions only for bona fide hedging, risk management (including duration management) and other portfolio management purposes. However, the Trust is also permitted to enter into such transactions for non-hedging purposes to enhance income or gain, in accordance with the rules and regulations of the CFTC, which currently provide that no such transaction may be entered into if at such time more than 5% of the Trust's net assets would be posted as initial margin and premiums with respect to such non-hedging transactions.

         Calls on Securities, Indices and Futures Contracts. The Trust may sell or purchase call options ("calls") on municipal bonds and indices based upon the prices of futures contracts and debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. A call gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Trust must be "covered" as long as the call is outstanding (i.e., the Trust must own the securities or futures contract subject to the call or other securities acceptable for applicable escrow requirements). A call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Trust to hold a security or futures contract which it might otherwise have sold. The purchase of a call gives the Trust the right to buy a security, futures contract or index at a fixed price. Calls on futures on municipal bonds must also be covered by deliverable securities or the futures contract or by liquid high grade debt securities segregated to satisfy the Trust's obligations pursuant to such instruments.

         Puts on Securities, Indices and Futures Contracts. The Trust may purchase put options ("puts") that relate to municipal bonds (whether or not it holds such securities in its portfolio), indices or futures contracts. The Trust may also sell puts on municipal bonds, indices or futures contracts on such securities if the Trust's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Trust will not sell puts if, as a result, more than 50% of the Trust's assets would be required to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that the Trust may be required to buy the underlying security at a price higher than the current market price.

         Municipal Market Data Rate Locks. The Trust may purchase and sell Municipal Market Data Rate Locks ("MMD Rate Locks"). An MMD Rate Lock permits the Trust to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. The Trust will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. An MMD Rate Lock is a contract between the Trust and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Trust buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Trust equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Trust will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite of the direction anticipated by the Trust. The Trust will not enter into MMD Rate Locks if, as a result, more than 50% of its assets would be required to cover its potential obligations under its hedging and other investment transactions.

         Appendix D contains further information about the characteristics, risks and possible benefits of Additional Investment Management Techniques and the Trust's other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Additional Investment Management Techniques are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Trust's portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by BlackRock; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Trust being in a worse position than if such techniques had not been used.

         Certain provisions of the Code may restrict or affect the ability of the Trust to engage in Additional Investment Management Techniques. See "Tax Matters."

Short Sales

         The Trust may make short sales of municipal bonds. A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline. The Trust may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

         When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

         The Trust's obligation to replace the borrowed security will be secured by collateral deposited with the broker- dealer, usually cash, U.S. government securities or other high grade liquid securities. The Trust will also be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such broker- dealer.

         If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Trust's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

         The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Trust's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

                  OTHER INVESTMENT POLICIES AND TECHNIQUES

Restricted and Illiquid Securities

         Certain of the Trust's investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

When-Issued and Forward Commitment Securities

         The Trust may purchase municipal bonds on a "when-issued" basis and may purchase or sell municipal bonds on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued and forward commitment securities may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitment securities only with the intention of actually receiving or delivering the securities, as the case may be. If the Trust disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Trust entered into a transaction on a when-issued or forward commitment basis, it will segregate with its custodian cash or other liquid high grade debt securities with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course are not treated by the Trust as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Borrowing

         Although it has no present intention of doing so, the Trust reserves the right to borrow funds to the extent permitted as described under the caption "Investment Objective and Policies -- Investment Restrictions." The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Trust. Borrowing is a form of leverage and, in that respect, entails risks including volatility in net asset value, market value and income available for distribution.

Reverse Repurchase Agreements

         The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing liquid instruments having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under certain circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust's limitation on borrowings. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

         If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements

         As temporary investments, the Trust may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Trust's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See "Tax Matters" for information relating to the allocation of taxable income between common shares and Preferred Shares. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of BlackRock, present minimal credit risk. The risk to the Trust is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Trust might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Trust may be delayed or limited. BlackRock will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, BlackRock will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Zero Coupon Bonds

         The Trust may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, because the Trust accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

Lending of Securities

         The Trust may lend its portfolio securities to brokers, dealers and other financial institutions which meet the creditworthiness standards established by the board of trustees of the Trust ("Qualified Institutions"). By lending its portfolio securities, the Trust attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the Investment Company Act, which currently require that (a) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (c) the loan be made subject to termination by the Trust at any time and (d) the Trust receive reasonable interest on the loan (which may include the Trust's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. The Trust will not lend portfolio securities if, as a result, the aggregate value of such loans exceeds 33 1/3% of the value of the Trust's total assets (including such loans). Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by BlackRock and will be considered in making decisions with respect to lending of securities, subject to review by the Trust's board of trustees.

         The Trust may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust's board of trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

Residual Interest Municipal Bonds

         The Trust currently does not intend to invest in residual interest municipal bonds. Residual interest municipal bonds pay interest at rates that bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed-rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed-rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Trust when short-term interest rates rise, and increase the interest paid to the Trust when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed-rate bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Investment in inverse floaters may amplify the effects of the Trust's use of leverage. Should short-term interest rates rise, the combination of the Trust's investment in inverse floaters and the use of leverage likely will adversely affect the Trust's income. Although the Trust does not intend initially to invest in inverse floaters, the Trust may do so at some point in the future. The Trust will provide shareholders 30 days' written notice prior to any change in its policy of not investing in inverse floaters.


                          MANAGEMENT OF THE TRUST

Investment Management Agreement

         Although BlackRock Advisors intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Advisors are not exclusive and BlackRock Advisors provides similar services to other investment companies and other clients and may engage in other activities.

         The investment management agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, BlackRock Advisors is not liable to the Trust or any of the Trust's shareholders for any act or omission by BlackRock Advisors in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust's shareholders and provides for indemnification by the Trust of BlackRock Advisors, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

         The investment management agreement and certain waivers of the management fees were approved by the Trust's board of trustees, on May 24, 2001, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). This agreement provides for the Trust to pay a management fee at an annual rate equal to 0.70% of the average weekly value of the Trust's Managed Assets. A related waiver letter from BlackRock Advisors provided for a temporary fee waiver of 0.30% of the average weekly value of the Trust's total Managed Assets in each of the first five years of the Trust's operations (through July 31, 2006) and for a declining amount for an additional five years. Subsequently, BlackRock Advisors unilaterally agreed to permanently waive a portion of the management fee to which it is entitled equal to 0.10% of the average weekly value of the Trust's total Managed Assets and adjusted the temporary fee waiver so that BlackRock Advisors would waive 0.25% of the average weekly value of the Trust's total Managed Assets in each of the first five years and would waive a declining amount for an additional four years as set forth in the prospectus under "Management of the Trust -- Investment Management Agreement." The net effect of the permanent fee waiver and the adjusted temporary fee waiver schedule was to reduce the management fees paid by the Trust by 0.05% of the Trust's total Managed Assets in each of the first ten years of the Trust's operations and to reduce the management fees paid by the Trust by 0.10% of the Trust's total Managed Assets in each year thereafter.

         The investment management agreement and the waivers of management fees were approved by the sole common shareholder of the Trust as of July 19, 2001. The investment management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust or by BlackRock Advisors, on 60 days' written notice by either party to the other. The investment management agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

Sub-Investment Advisory Agreement

         BlackRock Financial Management, the Sub-Advisor, is a wholly owned subsidiary of BlackRock, Inc. Pursuant to the sub-investment advisory agreement, BlackRock Advisors has appointed BlackRock Financial Management, one of its affiliates, to perform certain of the day-to-day investment management of the Trust. BlackRock Financial Management will receive a portion of the management fee paid by the Trust to BlackRock Advisors. From the management fees, BlackRock Advisors will pay BlackRock Financial Management, for serving as Sub-Advisor, a fee equal to: (i) prior to July 31, 2002, 38% of the monthly management fees received by BlackRock Advisors, (ii) from August 1, 2002 to July 31, 2003, 19% of the monthly management fees received by BlackRock Advisors; and (iii) after July 31, 2003, 0% of the management fees received by BlackRock Advisors; provided thereafter that the Sub-Advisor may be compensated at cost for any services rendered to the Trust at the request of BlackRock Advisors and approved of by the board of trustees.

         The sub-investment advisory agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Trust will indemnify BlackRock Financial Management, its directors, officers, employees, agents, associates and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations.

         Although BlackRock Financial Management intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Financial Management are not exclusive and BlackRock Financial Management provides similar services to other investment companies and other clients and may engage in other activities.

         The sub-investment advisory agreement was approved by the Trust's board of trustees on May 24, 2001, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). The sub-investment advisory agreement was approved by the sole common shareholder of the Trust as of July 19, 2001. The sub-investment advisory agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust (as defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to such agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The sub-investment advisory agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust, or by BlackRock Advisors or BlackRock Financial Management, on 60 days' written notice by either party to the other. The sub-investment advisory agreement will also terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

Trustees and Officers

         The officers of the Trust manage its day-to-day operations. The officers are directly responsible to the Trust's board of trustees which sets broad policies for the Trust and chooses its officers. The following is a list of the trustees and officers of the Trust and a brief statement of their present positions and principal occupations during the past five years. Trustees who are interested persons of the Trust (as defined in the Investment Company Act) are denoted by an asterisk (*). Trustees who are independent trustees (as defined in the Investment Company Act) (the "Independent Trustees") are denoted without an asterisk. The business address of the Trust, BlackRock Advisors and their board members and officers is 100 Bellevue Parkway, Wilmington, Delaware 19809, unless specified otherwise below. The trustees listed below are either trustees or directors of other closed-end funds in which BlackRock Advisors acts as investment advisor.


                                           Principal Occupation During The
   Name and Address         Title       Past Five Years and Other Affiliations
   ----------------         -----       --------------------------------------

Andrew F.  Brimmer            Trustee     President of Brimmer &
4400 MacArthur Blvd.,                     Company, Inc., a
N.W.                                      Washington, D.C.-based
Suite 302                                 economic and financial
Washington, DC  20007                     consulting firm. Director
Age:  74                                  of CarrAmerica Realty
                                          Corporation and
                                          Borg-Warner Automotive.
                                          Formerly member of the
                                          Board of Governors of the
                                          Federal Reserve System.
                                          Formerly Director of
                                          AirBorne Express,
                                          BankAmerica Corporation
                                          (Bank of America), Bell
                                          South Corporation,
                                          College Retirement
                                          Equities Fund (Trustee),
                                          Commodity Exchange, Inc.
                                          (Public Governor),
                                          Connecticut Mutual Life
                                          Insurance Company, E.I.
                                          Dupont de Nemours &
                                          Company, Equitable Life
                                          Assurance Society of the
                                          United States, Gannett
                                          Company, Mercedes-Benz of
                                          North America, MNC
                                          Financial Corporation
                                          (American Security Bank),
                                          NMC Capital Management,
                                          Navistar International
                                          Corporation, PHH Corp.
                                          and UAL Corporation
                                          (United Airlines).

Richard E.  Cavanagh          Trustee     President and Chief
845 Third Avenue                          Executive Officer of The
New York, NY  10022                       Conference Board, Inc., a
Age:  54                                  leading global business
                                          membership organization,
                                          from 1995- present.
                                          Former Executive Dean of
                                          the John F. Kennedy
                                          School of Government at
                                          Harvard University from
                                          1988-1995. Acting
                                          Director, Harvard Center
                                          for Business and
                                          Government (1991- 1993).
                                          Formerly Partner
                                          (principal) of McKinsey &
                                          Company, Inc.
                                          (1980-1988). Former
                                          Executive Director of
                                          Federal Cash Management,
                                          White House Office of
                                          Management and Budget
                                          (1977-1979). Co-author,
                                          The Winning Performance
                                          (best selling management
                                          book published in 13
                                          national editions).
                                          Trustee Emeritus,
                                          Wesleyan University.
                                          Trustee, Drucker
                                          Foundation, Airplanes
                                          Group, Aircraft Finance
                                          Trust (AFT) and
                                          Educational Testing
                                          Service (ETS). Director,
                                          Arch Chemicals, Fremont
                                          Group and The Guardian
                                          Life Insurance Company of
                                          America.

Kent Dixon                    Trustee     Consultant/Investor.
430 Sandy Hook Road                       Former President and
St.  Petersburg, FL 33706                 Chief Executive Officer
Age:  63                                  of Empire Federal Savings
                                          Bank of America and Banc
                                          PLUS Savings Association,
                                          former Chairman of the
                                          Board, President and
                                          Chief Executive Officer
                                          of Northeast Savings.
                                          Former Director of ISFA
                                          (the owner of INVEST, a
                                          national securities
                                          brokerage service
                                          designed for banks and
                                          thrift institutions).

Frank J.  Fabozzi             Trustee     Consultant. Editor of The
858 Tower View Circle                     Journal of Portfolio
New Hope, PA  18938                       Management and Adjunct
Age:  52                                  Professor of Finance at
                                          the School of Management
                                          at Yale University.
                                          Director, Guardian Mutual
                                          Funds Group. Author and
                                          editor of several books
                                          on fixed income portfolio
                                          management. Visiting
                                          Professor of Finance and
                                          Accounting at the Sloan
                                          School of Management,
                                          Massachusetts Institute
                                          of Technology from 1986
                                          to August 1992.

Laurence D.  Fink*            Trustee     Director, Chairman and
Age:  48                                  Chief Executive Officer
                                          of BlackRock, Inc. since
                                          its formation in 1998 and
                                          of BlackRock, Inc.'s
                                          predecessor entities
                                          since 1988. Chairman of
                                          the Management Committee
                                          of BlackRock, Inc.
                                          Formerly, Managing
                                          Director of the First
                                          Boston Corporation,
                                          Member of its Management
                                          Committee, Co-head of its
                                          Taxable Fixed Income
                                          Division and Head of its
                                          Mortgage and Real Estate
                                          Products Group.
                                          Currently, Chairman of
                                          the Board of each of the
                                          closed-end Trusts in
                                          which BlackRock Advisors,
                                          Inc. acts as investment
                                          advisor, President,
                                          Treasurer and a Trustee
                                          of the BlackRock Funds,
                                          Chairman of the Board and
                                          Director of Anthracite
                                          Capital, Inc., a Director
                                          of BlackRock's offshore
                                          funds and alternative
                                          products and Chairman of
                                          the Board of Nomura
                                          BlackRock Asset
                                          Management Co., Ltd.
                                          Currently, Vice Chairman
                                          of the Board of Trustees
                                          of Mount Sinai-New York
                                          University Medical Center
                                          and Health System and a
                                          Member of the Board of
                                          Phoenix House.

James Clayburn LaForce, Jr.   Trustee     Dean Emeritus of The John
P.O.  Box 1595                            E. Anderson Graduate
Pauma Valley, CA  92061                   School of Management,
Age:  72                                  University of California
                                          since July 1, 1993.
                                          Director, Jacobs
                                          Engineering Group, Inc.,
                                          Payden & Rygel Investment
                                          Trust, Provident
                                          Investment Counsel Funds,
                                          Timken Company, Motor
                                          Cargo Industries and
                                          Trust for Investment
                                          Managers. Acting Dean of
                                          The School of Business,
                                          Hong Kong University of
                                          Science and Technology
                                          1990-1993. From 1978 to
                                          September 1993, Dean of
                                          The John E. Anderson
                                          Graduate School of
                                          Management, University of
                                          California.

Walter F. Mondale             Trustee     Partner, Dorsey &
220 South Sixth Street                    Whitney, a law firm
Minneapolis, MN 55402                     (December 1996-present,
Age: 73                                   September 1987-August
                                          1993). Formerly, U.S.
                                          Ambassador to Japan
                                          (1993-1996). Formerly
                                          Vice President of the
                                          United States, U.S.
                                          Senator and Attorney
                                          General of the State of
                                          Minnesota. 1984
                                          Democratic Nominee for
                                          President of the United
                                          States. Director,
                                          Northwest Airlines
                                          Corporation, NWA Inc.,
                                          Northwest Airlines, Inc.
                                          and UnitedHealth Group
                                          Corporation.

Ralph L. Schlosstein*       Trustee and   Director since 1999 and
Age: 50                     President     President of BlackRock,
                                          Inc. since its formation
                                          in 1998 and of BlackRock,
                                          Inc.'s predecessor
                                          entities since 1988.
                                          Member of the Management
                                          Committee and Investment
                                          Strategy Group of
                                          BlackRock, Inc. Formerly,
                                          Managing Director of
                                          Lehman Brothers, Inc. and
                                          Co-head of its Mortgage
                                          and Savings Institutions
                                          Group. Currently,
                                          President of each of the
                                          closed-end Trusts in
                                          which BlackRock Advisors,
                                          Inc. acts as investment
                                          advisor and a Director
                                          and Officer of
                                          BlackRock's alternative
                                          products. Currently, a
                                          Member of the Visiting
                                          Board of Overseers of the
                                          John F. Kennedy School of
                                          Government at Harvard
                                          University, the Financial
                                          Institutions Center Board
                                          of the Wharton School of
                                          the University of
                                          Pennsylvania, and a
                                          Trustee of New Visions
                                          for Public Education in
                                          New York City. Formerly,
                                          a Director of Pulte
                                          Corporation and a Member
                                          of Fannie Mae's Advisory
                                          Council.

Anne F. Ackerley             Secretary    Managing Director of
Age: 39                                   BlackRock, Inc. since
                                          2000. Formerly First Vice
                                          President and Chief
                                          Operating Officer,
                                          Mergers and Acquisitions
                                          Group at Merrill Lynch &
                                          Co. from 1997 to 2000;
                                          First Vice President and
                                          Chief Operating Officer,
                                          Public Finance Group at
                                          Merrill Lynch & Co. from
                                          1995 to 1997; First Vice
                                          President, Emerging
                                          Markets Fixed Income
                                          Research at Merrill Lynch
                                          & Co. prior thereto.

Henry Gabbary                Treasurer    Managing Director of
Age: 53                                   BlackRock, Inc. and its
                                          predecessor entities.

Robert S. Kapito             Vice         Vice Chairman of
Age: 44                      President    BlackRock, Inc. and its
                                          predecessor entities.

Kevin Klingert               Vice         Managing Director of
Age: 38                      President    BlackRock, Inc. and its
                                          predecessor entities.

James Kong                   Assistant    Managing Director of
Age: 38                      Treasurer    BlackRock, Inc. and its
                                          predecessor entities.

Richard Shea, Esq.           Vice         Managing Director of
Age: 41                      President/   BlackRock, Inc. since
                             Tax          2000; Chief Operating
                                          Officer and Chief
                                          Financial Officer of
                                          Anthracite Capital, Inc.
                                          since 1998. Formerly,
                                          Director of BlackRock,
                                          Inc. and its predecessor
                                          entities.

         As of , 2001, no person is known to the Trust to own of record or beneficially 5% or more of the outstanding common shares or Preferred Shares.

         The fees and expenses of the Independent Trustees of the Trust are paid by the Trust. The trustees who are members of the BlackRock organization receive no compensation from the Trust. During the year ended December 31, 2000, the Independent Trustees/Directors earned the compensation set forth below in their capacities as trustees/directors of the funds in the BlackRock Family of Funds. It is estimated that the Independent Trustees will receive from the Trust the amounts set forth below for the Trust's calendar year ending December 31, 2001, assuming the Trust had been in existence for the full calendar year.


                                                       Total Compensation from
                                    Estimated           the Trust and Fund
                                  Compensation            Complex Paid to
        Name of Board Member       From Trust           Board Member (1)
------------------------------- -------------------- -------------------------
Andrew R. Brimmer..............   $  6,000 (2) (3)         $ 160,000 (4)
Richard E. Cavanagh        ....   $  6,000 (2)             $ 160,000 (4)
Kent Dixon.....................   $  6,000 (2)             $ 160,000 (4)
Frank J. Fabozzi  .............   $  6,000 (2)             $ 160,000 (4)
James Clayburn La Force, Jr....   $  6,000 (2)             $ 160,000 (4)
Walter F. Mondale                 $  6,000 (2)             $ 160,000 (4)
-------------
(1) Represents the total compensation earned by such persons during the calendar year ended December 31, 2000 from the twenty-two closed-end funds advised by the Advisor (the "Fund Complex"). Two of these funds, BlackRock
      Target Term Trust and the BlackRock 2001 Term Trust were terminated on December 29, 2000 and June 30, 2001 respectively.
(2) Of these amounts it is anticipated that Messrs. Brimmer, Cavanagh, La Force and Mondale will defer $1,500, $1,500, $3,750 and $1,500, respectively, pursuant to the Fund Complex's deferred compensation plan.
(3) At a meeting of the boards of directors/trustees of the Fund Complex held on August 24, 2000, Dr. Brimmer was appointed "lead director" for each board of trustees/directors in the Fund Complex. For his services as lead trustee/director, Dr. Brimmer will be compensated in the amount of $40,000 per annum by the Fund Complex to be allocated among the funds in the Fund Complex based on each fund's relative net assets.
(4) Of this amount, Messrs. Brimmer, Cavanagh, La Force and Mondale deferred $12,000, $12,000, $77,500 and $31,000, respectively, pursuant to the Fund Complex's deferred compensation plan.

         Each Independent Trustee/Director receives an annual fee calculated as follows: (i) $6,000 from each fund/trust in the Fund Complex and (ii) $1,500 for each meeting of each board in the Fund Complex attended by such Independent Trustee/Director. The total annual aggregate compensation for each Independent Trustee/Director is capped at $160,000 per annum, except that Dr. Brimmer receives an additional $40,000 from the Fund Complex for acting as the lead trustee/ director for each board of trustees/directors in the Fund Complex. In the event that the $160,000 cap is met with respect to an Independent Trustee/Director, the amount of the Independent Trustee/Director's fee borne by each fund in the Fund Complex is reduced by reference to the net assets of the Trust relative to the other funds in the Fund Complex. In addition, the attendance fees of each Independent Trustee/Director of the funds/trusts are reduced proportionately, based on each respective fund's/trust's net assets, so that the aggregate per meeting fee for all meetings of the boards of trustees/directors of the funds/trusts held on a single day does not exceed $20,000 for any Independent Trustee/Director.


Codes of Ethics

         The Trust, the Advisor, the Sub-Advisor and the Trust's principal underwriters have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust.

Investment Advisor and Sub-Advisor

         BlackRock Advisors, Inc. acts as the Trust's investment advisor. BlackRock Financial Management acts as the Trust's sub-advisor. BlackRock Advisors and BlackRock Financial Management are both wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with $213 billion of assets under management as of June 30, 2001. BlackRock Advisors is one of the nation's leading fixed income managers with over $122 billion of fixed income assets under management. BlackRock, Inc. and its affiliates manage assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide, including nine of the 10 largest companies in the U.S. as determined by Fortune Magazine, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the company's flagship fund families, BlackRock Funds and BlackRock Provident Institutional Funds. BlackRock, Inc. is the nation's 26th largest asset management firm according to Pensions & Investments, May 14, 2001.

         The BlackRock organization has over 12 years of experience managing closed-end products and currently advises a closed-end family of 20 funds. BlackRock has 13 leveraged municipal closed-end funds under management and approximately $16 billion in municipal assets firm-wide. As of June 30, 2001, BlackRock managed over $5.4 billion in closed-end products. In March 2001, a Fortune Magazine article entitled "The Hidden Beauty of Bonds" by Andy Serwer called BlackRock "perhaps the greatest success story on Wall Street in the past half-decade." In addition, BlackRock provides risk management and investment system services to a growing number of institutional investors under the BlackRock Solutions name. In January 2001, Risk Magazine named BlackRock "Asset Management Risk Manager of the Year." Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, Delaware, San Francisco, California, Hong Kong, Edinburgh, Scotland and Tokyo, Japan. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

                    PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Advisor and the Sub-Advisor are responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Trust invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of debt securities on a stock exchange are effected through brokers who charge a commission for their services.

         The Advisor and the Sub-Advisor are responsible for effecting securities transactions of the Trust and will do so in a manner deemed fair and reasonable to shareholders of the Trust and not according to any formula. The Advisor's and the Sub-Advisor's primary considerations in selecting the manner of executing securities transactions for the Trust will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Advisor or the Sub-Advisor, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. Consideration may also be given to the sale of shares of the Trust. However, it is not the policy of BlackRock, absent special circumstances, to pay higher commissions to a firm because it has supplied such research or other services.

         The Advisor and the Sub-Advisor are able to fulfill their obligation to furnish a continuous investment program to the Trust without receiving research or other information from brokers; however, each considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Advisor and/or the Sub-Advisor, and does not reduce the Advisor's and/or the Sub-Advisor's normal research activities in rendering investment advice under the investment management agreement or the sub-investment advisory agreement. It is possible that the Advisor's and/or the Sub-Advisor's expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

         One or more of the other investment companies or accounts which the Advisor and/or the Sub-Advisor manages may own from time to time some of the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisor and/or the Sub-Advisor in their discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Trust's board of trustees that this advantage, when combined with the other benefits available due to the Advisor's or the Sub-Advisor's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

         It is not the Trust's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Trust will be approximately 100% excluding securities having a maturity of one year or less. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Trust costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

                     ADDITIONAL INFORMATION CONCERNING
                     THE AUCTIONS FOR PREFERRED SHARES

General

         Securities Depository. The Depository Trust Company ("DTC") will act as the Securities Depository with respect to each series of Preferred Shares. One certificate for all of the shares of each series will be registered in the name of Bankers Trust Company, as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of Preferred Shares contained in the Statement. The Trust will also issue stop-transfer instructions to the transfer agent for Preferred Shares. Prior to the commencement of the right of holders of Preferred Shares to elect a majority of the Trust's trustees, as described under "Description of Preferred Shares -- Voting Rights" in the prospectus, Bankers Trust Company will be the holder of record of each series of Preferred Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

         DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in shares of Preferred Shares, whether for its own account or as a nominee for another person. Additional information concerning DTC and the DTC depository system is included as an Exhibit to the Registration Statement of which this statement of additional information forms a part.

Concerning the Auction Agent

         The auction agent will act as agent for the Trust in connection with Auctions. In the absence of bad faith or negligence on its part, the auction agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Trust and the auction agent and will not be liable any error of judgment made in good faith unless the auction agent will have been negligent in ascertaining the pertinent facts.

         The auction agent may rely upon, as evidence of the identities of the holders of Preferred Shares, the auction agent's registry of holders, the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Trust) with respect to transfers described under "The Auction -- Secondary Market Trading and Transfers of Preferred Shares" in the prospectus and notices from the Trust. The auction agent is not required to accept any such notice for an auction unless it is received by the auction agent by 3:00 p.m., New York City time, on the business day preceding such auction.

         The auction agent may terminate its auction agency agreement with the Trust upon notice to the Trust on a date no earlier than 45 days after such notice. If the auction agent should resign, the Trust will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Trust may remove the auction agent provided that prior to such removal the Trust shall have entered into such an agreement with a successor auction agent.

Broker-Dealers

         The auction agent after each auction for shares of each series of Preferred Shares will pay to each Broker- Dealer, from funds provided by the Trust, a service charge at the annual rate of 1/4 of 1% in the case of any auction immediately preceding a dividend period of less than one year, or a percentage agreed to by the Trust and the Broker- Dealers in the case of any auction immediately preceding a dividend period of one year or longer, of the purchase price of the series of Preferred Shares placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the auction agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the auction or (ii) a submitted bid of a potential holder that resulted in the potential holder purchasing such shares as a result of the auction or (iii) a valid hold order.

         The Trust may request the auction agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one
Broker-Dealer agreement is in effect after such termination.

         The Broker-Dealer agreement provides that a Broker-Dealer (other than an affiliate of the Trust) may submit orders in auctions for its own account, unless the Trust notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker- Dealer that is an affiliate of the Trust may submit orders in auctions, but only if such orders are not for its own account.

         If a Broker-Dealer submits an order for its own account in any auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction.


                        DESCRIPTION OF COMMON SHARES

         A description of common shares is contained in the prospectus. The Trust intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.


                        REPURCHASE OF COMMON SHARES

         The Trust is a closed-end investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Trust's board of trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Trust to an open-end investment company. The board of trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

         Notwithstanding the foregoing, at any time when the Trust's Preferred Shares are outstanding, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Trust's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.

         Subject to its investment restrictions, the Trust may borrow to finance the repurchase of common shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trust's board of trustees would have to comply with the Securities Exchange Act of 1934, as amended, the Investment Company Act and the rules and regulations thereunder.

         Although the decision to take action in response to a discount from net asset value will be made by the board of trustees at the time it considers such issue, it is the board's present policy, which may be changed by the board of trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Trust's status as a regulated investment company under the Code, (which would make the Trust a taxable entity, causing the Trust's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust) or as a registered closed-end investment company under the Investment Company Act; (2) the Trust would not be able to liquidate portfolio securities in an orderly manner consistent with the Trust's investment objective and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Trust or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Trust or its shareholders if shares were repurchased. The board of trustees may in the future modify these conditions in light of experience.

         The repurchase by the Trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Trust's common shares trading at a price equal to their net asset value. Nevertheless, the fact that the Trust's common shares may be the subject of repurchase or tender offers from time to time, or that the Trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Trust of its common shares will decrease the Trust's total assets which would likely have the effect of increasing the Trust's expense ratio. Any purchase by the Trust of its common shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

         Before deciding whether to take any action if the common shares trade below net asset value, the Trust's board of trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust's portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on these considerations, even if the Trust's shares should trade at a discount, the board of trustees may determine that, in the interest of the Trust and its shareholders, no action should be taken.


                                TAX MATTERS

         The Trust intends to qualify under subchapter M of the Code as a regulated investment company and to satisfy conditions which enable dividends on common shares or Preferred Shares which are attributable to interest on tax-exempt municipal securities to be exempt from Federal income tax in the hands of owners of such shares, subject to the possible application of the Federal alternative minimum tax.

         To qualify under Subchapter M for tax treatment as a regulated investment company, the Trust must, among other things: (a) distribute to its shareholders at least an amount equal to the sum of (i) 90% of its net investment income (which is its investment company taxable income as that term is defined in the Code but determined without regard to the deduction for dividends paid) and (ii) 90% of its net tax-exempt income and (b) diversify its holdings so that, at the end of each fiscal quarter of the Trust (i) at least 50% of the market value of the Trust's assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Trust's total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Trust's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies). In meeting these requirements of subchapter M of the Code, the Trust may be restricted in the utilization of certain of the investment techniques described above and in the prospectus. If in any year the Trust should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Trust would incur a regular Federal corporate income tax upon its taxable income for that year, and distributions to its shareholders would be taxable to such holders as ordinary income to the extent of the earnings and profits of the Trust. A regulated investment company that fails to distribute, by the close of each calendar year, at least an amount equal to the sum of 98% of its ordinary taxable income for such year and 98% of its capital gain net income for the one year period ending October 31 in such year, plus any shortfalls from the prior year's required distribution, is liable for a 4% excise tax on the portion of the undistributed amount of such income that is less than the required amount for such distributions. To avoid the imposition of this excise tax, the Trust generally makes the required distributions of its ordinary taxable income, if any, and its capital gain net income, to the extent possible, by the close of each calendar year.

         Certain of the Trust's investment practices are subject to special provisions of the Code that, among other things, may deter the use of certain deductions or losses of the Trust and affect the holding period of securities held by the Trust and the character of the gains or losses realized by the Trust. These provisions may also require the Trust to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Trust will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Trust as a regulated investment company.

         The Trust intends to qualify to pay "exempt-interest" dividends, as defined in the Code on its common shares and Preferred Shares. In order for any distributions to owners of the Trust's Preferred Shares to be eligible to be treated as exempt-interest dividends, such Preferred Shares must be treated as stock for Federal income tax purposes. Under the Code, at the close of each quarter of its taxable year, if at least 50% of the value of its total assets consists of municipal bonds, the Trust will be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Trust which are attributable to interest on municipal bonds and are so designated by the Trust. Exempt-interest dividends will be exempt from Federal income tax, subject to the possible application of the Federal alternative minimum tax. Insurance proceeds received by the Trust under any insurance policies in respect of scheduled interest payments on defaulted municipal bonds, as described herein, will generally be excludable from gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the issuer representing interest on such "non-appropriation" municipal lease obligations will be excludable from gross income for Federal income tax purposes. See "Investment Policies and Techniques" above. Gains of the Trust that are attributable to market discount on certain municipal obligations are treated as ordinary income. Distributions to shareholders by the Trust of net income received, if any, from taxable temporary investments and net short-term capital gains, if any, realized by the Trust will be taxable to its shareholders as ordinary income. Distributions by the Trust of net capital gains (which are the excess of net long-term capital gains over net short term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned common shares or Preferred Shares. The amount of taxable income allocable to the Trust's Preferred shares will depend upon the amount of such income realized by the Trust, but is not generally expected to be significant. Except for dividends paid on Preferred Shares which include an allocable portion of any net capital gains or other taxable income, the Trust anticipates that all other dividends paid on shares of its Preferred Shares will constitute exempt-interest dividends for Federal income tax purposes. Distributions, if any, in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder (assuming the shares are held as a capital asset). As long as the Trust qualifies as a regulated investment company under the Code, no part of its distributions to shareholders will qualify for the dividends-received deduction for corporations. The interest on private activity bonds in most instances is not Federally tax-exempt to a person who is a "substantial user" of a facility financed by such bonds or a "related person" of such "substantial user." As a result, the Trust may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. In general, a "substantial user" of a facility includes a "non-exempt person who regularly uses a part of such facility in his trade or business," "Related persons" are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of "substantial user" and "related person."

         Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain municipal obligations, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Trust receives income from municipal obligations subject to the Federal alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from Federal income tax, will be taxable to its shareholders to the extent that their tax liability is determined under the alternative minimum tax. The Trust will annually supply a report indicating the percentage of the Trust's income attributable to municipal obligations subject to the alternative minimum tax. In addition, for certain corporations, alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal obligations, and therefore all distributions by the Trust that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings. Certain small corporations are not subject to the alternative minimum tax.

         Tax-exempt income, including exempt-interest dividends paid by the Trust, is taken into account in calculating the amount of Social Security and railroad retirement benefits that may be subject to Federal income tax.

         The Internal Revenue Service (the "IRS") requires that a regulated investment company that has two or more classes of shares must designate to each such class proportionate amounts of each type of its income for each tax year based upon the percentage of total dividends distributed to each class for such year. The Trust intends each year to allocate, to the fullest extent practicable, net tax-exempt interest, net capital gain and other taxable income, if any, between its common shares and preferred shares, including the Preferred Shares, in proportion to the total dividends paid to each class with respect to such year. To the extent permitted under applicable law, the Trust reserves the right to make special allocations of income within a class, consistent with the objectives of the Trust. The Trust may, at its election, notify the Auction Agent of the amount of any net capital gain or other income taxable for Federal income tax purposes to be included in any dividend on shares of its Preferred Shares prior to the Auction establishing the Applicable Rate for such dividend. If the Trust allocates any net capital gain or other taxable income for Federal income tax purposes to its Preferred Shares without having given advance notice thereof as described above, the Trust generally will be required to make payments to owners of its Preferred Shares to which such allocation was made in order to offset the Federal income tax effect of the taxable income so allocated as described under "Description of Preferred Shares -- Dividends and Dividend Periods -- Additional Dividends" in the prospectus.

         If at any time when the Trust's Preferred Shares are outstanding the Trust fails to meet the Preferred Shares Basic Maintenance Amount or the Investment Company Act Preferred Shares Asset Coverage, the Trust will be required to suspend distributions to holders of its common shares until such maintenance amount or asset coverage, as the case may be, is restored. See "Description of Preferred Shares -- Dividends and Dividend Periods -- Restrictions on Dividends and Other Distributions" in the prospectus. This may prevent the Trust from distributing at least an amount equal to the sum of 90% of its net investment income and 90% of its net tax-exempt income, and may therefore jeopardize the Trust's qualification for taxation as a regulated investment company or cause the Trust to incur a tax liability or a non-deductible 4% excise tax on the undistributed taxable income (including gain), or both. Upon failure to meet the Preferred Shares Basic Maintenance Amount or the Investment Company Act Preferred Shares Asset Coverage, the Trust will be required to redeem its shares of Preferred Shares in order to maintain or restore such maintenance amount or asset coverage and avoid the adverse consequences to the Trust and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

         The Trust may, at its option, redeem its Preferred Shares in whole or in part, and is required to redeem Preferred Shares to the extent required to maintain the Preferred Shares Basic Maintenance Amount and the Investment Company Act Preferred Shares Asset Coverage. Gain or loss, if any, resulting from a redemption of Preferred Shares will be taxed as gain or loss from the sale or exchange of Preferred Shares under Section 302 of the Code rather than as a dividend, but only if the redemption distribution
(a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of an owners interest in the Trust, (c) is substantially disproportionate with respect to the owner, or (d) with respect to a non-corporate owner, is in partial liquidation of the owners interest in the Trust. For purposes of (a), (b) and (c) above, a shareholder's ownership of common shares will be taken into account.

         The Code provides that interest on indebtedness incurred or continued to purchase or carry the Trust's shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for determining when borrowed Trusts are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed Trusts even though such Trusts are not directly used for the purchase or ownership of such shares.

         Nonresident alien individuals and certain foreign corporations and other entities ("foreign investors") generally are subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on distributions of taxable net investment income (which includes net short-term capital gains). To the extent received by foreign investors, exempt-interest dividends, distributions of net capital gains and gain from the sale or other disposition of Preferred Shares generally are exempt from U.S. Federal income taxation. Different tax consequences may result if the owner is engaged in a trade or business in the United States or, in the case of an individual, is present in the united states for 183 or more days during a taxable year.

         Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January will be treated as having been distributed by the Trust (and received by the shareholders) on December 31 of the year declared.

         The sale or other disposition of common shares or Preferred Shares of the Trust will normally result in capital gain or loss to shareholders. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, under current law short-term capital gains and ordinary income will be taxed at a maximum rate of 39.6% while long-term capital gains generally will be taxed at a maximum rate of 20%. However, because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a shareholder on the sale or exchange of shares of the Trust held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of net capital gain received with respect to such shares. A shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares of the Trust will be disallowed to the extent those shares of the Trust are replaced by other shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Trust will be adjusted to reflect the disallowed loss.

         The Trust is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Trust's shares who do not furnish to the Trust their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's United States Federal income tax liability, if any, provided that the required information is furnished to the IRS.

         The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of tax-exempt interest received during the taxable year, including any exempt-interest dividends received from the Trust.

         The foregoing is a general, summary of the provisions of the Code and the Treasury Regulations in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the alternative minimum tax. Shareholders are advised to consult their own tax advisers for more detailed information concerning the Federal income tax consequences of purchasing, holding and disposing of Trust shares.


                                  EXPERTS

         The statement of Assets and Liabilities of the Trust as of and statement of operations for the period then ended appearing in this statement of additional information has been audited by , independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of
such firm as experts in accounting and auditing.       , located at  , provides
auditing services to the Trust.


                           ADDITIONAL INFORMATION

         A Registration Statement on Form N-2 relating to the shares offered hereby, has been filed by the Trust with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.


                       REPORT OF INDEPENDENT AUDITORS

         To the Trustees and Shareholders of BlackRock California Municipal Income Trust

         We have audited the accompanying statement of assets and liabilities of BlackRock California Municipal Income Trust (the "Trust") as of , and the related statement of operations for the period then ended. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted accounting standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, such financial statements present fairly, in all material respects, the financial position of BlackRock California Municipal Income Trust as of , and the results of its operations for the period then ended in conformity with generally accepted accounting principles.

                            FINANCIAL STATEMENTS
                              [To Be Inserted]



                                 APPENDIX B

Ratings of Investments

         Standard & Poor's Corporation -- A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:


Long-Term Debt

         An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default-- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         2.   Nature of and provisions of the obligation; and

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


Investment Grade

AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


Speculative Grade Rating

         Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

         The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* and interest is adequately collateralized. In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Municipal Notes

         An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

         -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

    Note rating symbols are as follows:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2     Satisfactory capacity to pay principal and interest.

SP-3     Speculative capacity to pay principal and interest.

         A note rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Commercial Paper

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

         Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is as signed to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

         A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

         Moody's Investors Service, Inc.-- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Municipal Bonds

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con(...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a ) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating category from Aa to B in the public finance sectors. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

Short-Term Loans

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG 2/VMIG 2      This designation denotes high quality. Margins of
                  protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG               4/VMIG 4 This designation denotes adequate quality.
                  Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         -- Leading market positions in well-established industries.

         -- High rates of return on funds employed.

         -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short- term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Fitch IBCA, Inc.-- A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:


Long-Term Credit Ratings

         Investment Grade

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exception ally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment- grade category.

Speculative Grade

BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C           High default risk. Default is a real
                     possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A
                     'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, and D       Default. The ratings of obligations in this
                     category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90%, and 'D' the lowest recovery potential, i.e., below 50%.

                     Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

         A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D        Default.  The notes actual or imminent payment default.



Notes:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1'.

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating alert: Ratings are placed on Rating alert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating alert is typically resolved over a relatively short period.

                                 APPENDIX C

                     GENERAL CHARACTERISTICS AND RISKS
                          OF HEDGING TRANSACTIONS

         In order to manage the risk of its securities portfolio or to enhance income or gain as described in the prospectus, the Trust will engage in Additional Investment Management Techniques. The Trust will engage in such activities in the Advisor's or Sub-Advisor's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur. The Trust's ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Additional Investment Management Techniques may give rise to taxable income.

Put and Call Options on Securities and Indices

         The Trust may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Trust may also purchase and sell options on bond indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the bond index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect the Trust's holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any related commissions. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline be low the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

         The Trust's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Trust must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC Options with counterparties with the highest long-term credit ratings, and with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.

         The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts and Related Options

         Characteristics. The Trust may sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate changes or other market movements. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

         Margin Requirements. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

         Limitations on Use of Futures and Options on Futures. The Trust's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Under such regulations the Trust currently may enter into such transactions without limit for bona fide hedging purposes, including risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options for non-hedging purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide hedging, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust's liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, a segregated account of cash equivalents will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract. The Trust reserves the right to comply with such different standard as may be established from time to time by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

         Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC Options on securities, indices and futures contracts sold by the Trust are generally subject to segregation and coverage requirements of either the CFTC or the SEC, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the Trust will be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

         Additional Investment Management Techniques present certain risks. With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged create the possibility that losses on the hedge may be greater than gains in the value of the Trust's position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to successfully utilize Additional Investment Management Techniques will depend on the Advisor's and the Sub-Advisor's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Trust has sold create an on going greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Additional Investment Management Techniques will reduce net asset value.

                                   PART C

                             OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

(1)      Financial Statements

         Part A -- Financial Highlights (unaudited).*

         Part B-- Report of Independent Accountants.*

         Statement of Assets and Liabilities.*

         Statement of Operations.*

         Financial Statements (Unaudited)*

(2)      Exhibits

         (a)      Amended and Restated Agreement and Declaration of Trust.3

         (b)      By-Laws.1

         (c)      Inapplicable.

         (d) Statement of Preferences of Municipal Auction Rate Cumulative Preferred Shares.*

         (e)      Dividend Reinvestment Plan.1

         (f)      Inapplicable.

         (g)(1)   Investment Management Agreement.4

         (g)(2)   Waiver Reliance Letter.4

         (g)(3)   Sub-Investment Advisory Agreement.4

         (h)      Form of Underwriting Agreement.*

         (i)      Deferred Compensation Plan for Independent Trustees.4

         (j)      Custodian Agreement.4

         (k)(1)   Transfer Agency Agreement.4

         (k)(2)   Auction Agency Agreement.*

         (k)(3)   Broker-Dealer Agreement.*

         (k)(4)   Form of DTC Agreement.*

         (l)      Opinion and Consent of Counsel to the Trust.*

         (m)      Inapplicable.

         (n)      Consent of Independent Public Accountants.*

         (o)      Inapplicable.

         (p)      Initial Subscription Agreement.4

         (q)      Inapplicable.

         (r)(1)   Code of Ethics of Trust.1

         (r)(2)   Code of Ethics of Advisor and Sub-Advisor.1

         (r)(3)   Code of Ethics of J.J.B. Hilliard, W.L. Lyons.4

         (s)      Powers of Attorney*
---------
1     Previously filed in the initial filing on April 3, 2001
2     Previously filed with Pre-Effective Amendment No.  1 to the
      Registration Statement on June 4, 2001.
3     Previously filed with Pre-Effective Amendment No.  3 to the
      Registration Statement on July 25, 2001.
4     Filed herewith.
*     To be filed by amendment.


Item 25.    Marketing Arrangements

         Reference is made to the Form of Underwriting Agreement for the Registrant's shares of beneficial interest filed herewith.


Item 26.    Other Expenses of Issuance and Distribution

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:


Registration fees.....................................................    $*
New York Stock Exchange listing fee...................................     0
Printing (other than certificates)....................................     *
Engraving and printing certificates...................................     *
Fees and expenses of qualification under state securities laws
     (excluding  fees of counsel).....................................     *
Accounting fees and expenses..........................................     *
Legal fees and expenses...............................................     *
NASD fee..............................................................     *
Miscellaneous.........................................................     0
     Total............................................................    $*

* To be furnished by amendment.


Item 27.    Persons Controlled by or under Common Control with the Registrant

         None.


Item 28.    Number of Holders of Shares
                                                             Number of
Title of Class                                            Record Holders
--------------                                            --------------
Common Shares of Beneficial Interest....................
Preferred Shares........................................         0


Item 29.    Indemnification

         Article V of the Registrant's Amended and Restated Agreement and Declaration of Trust, as amended and restated, provides as follows:

         5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence (negligence in the case of those Trustees or officers who are directors, officers or employees of the Trust's investment advisor ("Affiliated Indemnitees")) or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

         5.2 Mandatory Indemnification. (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith,
(iii) gross negligence (negligence in the case of Affiliated Indemnitees), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

         (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or,
(ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

         (c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

         (e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

         5.3 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

         5.4 No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust made or issued by the Trustees or by any officers, employees or agents of the Trust in their capacity as such, shall contain an appropriate recital to the effect that the Shareholders, Trustees, officers, employees or agents of the Trust shall not personally be bound by or liable thereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim thereunder, and appropriate references shall be made therein to this Declaration, and may contain any further recital which they may deem appropriate, but the omission of such recital shall not operate to impose personal liability on any of the Trustees, Shareholders, officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

         5.5 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

         5.6 Indemnification of Shareholders. If any Shareholder or former Shareholder shall be held personally liable solely by reason of its being or having been a Shareholder and not because of its acts or omissions or for some other reason, the Shareholder or former Shareholder (or its heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the Trust to be held harmless from and indemnified to the maximum extent permitted by law against all loss and expense arising from such liability. The Trust shall, upon request by such Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Trust.

         Insofar as indemnification for liabilities arising under the Act, may be terminated to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. Reference is made to Article 8 of the underwriting agreement to be attached as Exhibit (h).


Item 30.    Business and Other Connections of Investment Advisor

         Not Applicable


Item 31.    Location of Accounts and Records

         The Registrant's accounts, books and other documents are currently located at the offices of the Registrant, c/o BlackRock Advisors, Inc., 100 Bellevue Parkway, Wilmington, Delaware 19809 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, and EquiServe Trust Company, N.A., the Registrant's Transfer Agent and Dividend Disbursing Agent.


Item 32.    Management Services

         Not Applicable


Item 33.    Undertakings

         (1) The Registrant hereby undertakes to suspend the offering of its units until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         (2) Not applicable

         (3) Not applicable

         (4) Not applicable

         (5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted form the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497
(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

         (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

         (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 20th day of August, 2001.

                                /s/   Ralph L. Schlosstein
                             --------------------------------------------
                                      Ralph L. Schlosstein
                                      President, Chief Executive Officer and
                                      Chief Financial Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set forth below on the 20th day of August, 2001.


              Name                       Title
              ----                       -----

 /s/ Ralph L. Schlosstein          Trustee, President,
-----------------------------      Chief Executive Officer and
 Ralph L. Schlosstein              Chief Financial Officer


 /s/ Henry Gabbay                  Treasurer
-----------------------------
 Henry Gabbay


/s/ Andrew F. Brimmer
-----------------------------      Trustee
 Andrew F. Brimmer


 /s/ Richard E. Cavanagh           Trustee
-----------------------------
 Richard E.  Cavanagh


-----------------------------      Trustee
 Kent Dixon


-----------------------------      Trustee
 Frank J. Fabozzi


 /s/ Laurence D. Fink              Trustee
-----------------------------
 Laurence D. Fink


 /s/ James Clayburn La Force, Jr.  Trustee
---------------------------------
 James Clayburn La Force, Jr.


 /s/ Walter F. Mondale             Trustee
-----------------------------
 Walter F.  Mondale



                             INDEX TO EXHIBITS

(g)(1)   Investment Management Agreement
(g)(2)   Waiver Reliance Letter
(g)(3)   Sub-Investment Advisory Agreement
(i)      Deferred Compensation Plan for Independent Trustees
(j)      Custodian Agreement
(k)(l)   Transfer Agency Agreement
(p)      Initial Subscription Agreement
(r)(3)   Code of Ethics of J.J.B. Hilliard, W.L. Lyons*